UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jeffrey T. Rauman, President/Chief Executive Officer
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: February 28, 2023

Date of reporting period:  February 28, 2023

Item 1. Reports to Stockholders.

(a)

Pzena Funds
Annual Report
FEBRUARY 28, 2023

PZENA MID CAP VALUE FUND
Investor Class PZVMX
Institutional Class PZIMX

PZENA EMERGING MARKETS VALUE FUND
Investor Class PZVEX
Institutional Class PZIEX

PZENA SMALL CAP VALUE FUND
Investor Class PZVSX
Institutional Class PZISX

PZENA INTERNATIONAL SMALL CAP VALUE FUND
Investor Class PZVIX
Institutional Class PZIIX

PZENA INTERNATIONAL VALUE FUND
Investor Class PZVNX
Institutional Class PZINX

1-844-PZN-1996 (1-844-796-1996) • www.pzenafunds.com

Table of Contents

Letter to Shareholders	1

Pzena Funds Commentary
Pzena Mid Cap Value Fund	2
Pzena Emerging Markets Value Fund	5
Pzena Small Cap Value Fund	8
Pzena International Small Cap Value Fund	11
Pzena International Value Fund	14

Pzena Mid Cap Value Fund
Portfolio Allocation	17
Schedule of Investments	18

Pzena Emerging Markets Value Fund
Portfolio Allocation	19
Schedule of Investments	20
Portfolio Diversification	22

Pzena Small Cap Value Fund
Portfolio Allocation	23
Schedule of Investments	24

Pzena International Small Cap Value Fund
Portfolio Allocation	26
Schedule of Investments	27
Portfolio Diversification	29

Pzena International Value Fund
Portfolio Allocation	30
Schedule of Investments	31
Portfolio Diversification	33

Statements of Assets and Liabilities	34

Statements of Operations	36

Statements of Changes in Net Assets
Pzena Mid Cap Value Fund	38
Pzena Emerging Markets Value Fund	39
Pzena Small Cap Value Fund	40
Pzena International Small Cap Value Fund	41
Pzena International Value Fund	42

Financial Highlights
Pzena Mid Cap Value Fund	43
Pzena Emerging Markets Value Fund	45
Pzena Small Cap Value Fund	47
Pzena International Small Cap Value Fund	49
Pzena International Value Fund	51

Notes to Financial Statements	53

Report of Independent Registered Public Accounting Firm	64

Expense Example	65

Information about Trustees and Officers	67

Approval of Investment Advisory Agreement	70

Notice to Shareholders	73

Liquidity Risk Management Program	74

Privacy Notice	75

Dear Shareholder:

Global markets whipsawed early in the period, vacillating between positive and negative developments on the war in Ukraine, as investors grappled with the economic implications of Western sanctions on Russia. Overall weakness persisted throughout early 2022, driven by continued concerns over Chinese regulation – particularly, the potential delisting of depository receipts – exacerbated by the war in Europe.

With both energy and food costs spiking, inflation and macroeconomic weakness heightened fears of a potentially painful global recession. At the same time, central banks – the Fed in particular – started to project a hawkish tone, and interest rates rose accordingly, pressuring equity valuations. Value started to outperform growth around this time, as the eventuality of material policy rate increases and consequentially, higher global yields, impacted longer duration growth stocks the most. Rising input costs also had a more pronounced effect on domestic small caps, which underperformed their large cap peers.

After a challenging summer, equity markets reversed course towards the end of the year, with Europe leading the pack. Investors reacted positively to tentative signs of easing inflationary pressures, helped by a warmer start to the winter in Europe. The Bank of Japan’s policy adjustment reversing decades of negative interest rates, and China’s exit from the zero-COVID regime also boosted sentiment. Given investors’ renewed appetite for risk, the cyclical corners of the market performed the best. The dollar’s abrupt shift after months of sustained strength also provided a tailwind for U.S. dollar-based investors. Amidst this backdrop, value stocks across geographies outperformed their growth peers and broad market indices, but still closed negative for the year due to persistent recession fears.

Even after a sustained period of outperformance, global value stocks are still exceptionally cheap, particularly relative to their growth counterparts, and underlying metrics suggest value has much more room to run. The valuation gap between global value and growth stocks has narrowed, but the absolute level remains enticing. To put this into context, the MSCI All Country World Value Index is trading at a price-to-forward earnings discount of 47% to the Growth Index, significantly larger than the average monthly discount of 30% over the past ~20 years. On a price-to-book basis, the discount is even larger at 66%. What’s more, the current pro-value cycle (which we define as value outperforming the market by more than 15% for at least one year) that began in October 2020 is less than half the duration of the six previous cycles, which each lasted about 5 years on average. Although there’s no hard and fast rule for how long a value cycle will persist, considering both valuation and duration, the starting point today for our value strategies is certainly compelling.

Please take a few minutes to read the Fund commentaries on the following pages, where our portfolio management teams review investment decisions and current positioning, providing insight into recent performance.

If you have questions about your Pzena Fund’s portfolio, please get in touch with your advisor or a member of our team of registered representatives.

We thank you for investing with us. As always, we are committed to our philosophy of value investing with a long-term outlook.

Best regards,

Pzena Investment Management, LLC

Past performance does not guarantee future results. Index performance is not indicative of fund performance. One cannot invest directly in an index.

Mutual fund investing involves risk. Principal loss is possible.

Must be preceded or accompanied by a prospectus.

Pzena Mid Cap Value Fund
Commentary
February 2023

CHANGE IN VALUE OF $1,000,000 INVESTMENT

Average Annual Total Returns for the Fiscal Year Ended February 28, 2023.

						Since
	Three	Six	One	Three	Five	Inception
	Months(1)	Months(1)	Year(1)	Years	Years	(3/31/2014)
Pzena Mid Cap Value Fund – Investor Class (PZVMX)	4.29%	13.59%	1.96%	19.25%	8.05%	8.63%
Pzena Mid Cap Value Fund – Institutional Class (PZIMX)	4.34%	13.81%	2.37%	19.72%	8.45%	8.99%
Russell Midcap® Value Index	-0.70%	4.34%	-3.42%	11.96%	7.27%	7.79%

(1)	Not annualized.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The graph and table do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month-end may be obtained by calling 844.PZN.1996 (844.796.1996).

PZVMX Expense Ratio – Gross: 1.32%
PZVMX Expense Ratio – Net: 1.25%*

PZIMX Expense Ratio – Gross: 0.97%
PZIMX Expense Ratio – Net: 0.90%*

Expense ratios shown are as of the Fund’s prospectus dated June 28, 2022.

*	Pzena Investment Management, LLC, the Fund’s investment adviser, has contractually agreed to waive a portion or all of its management fees and pay Fund expenses through at least June 28, 2023.

Stocks started weakening in the first quarter of 2022, as Russia’s invasion of Ukraine combined with rising interest rates drove down sentiment. Equities declined more sharply in the second quarter, battered by high inflation, tightening U.S. monetary policy and ever-rising recession fears. The declines were broad-based, with stocks across market caps and styles registering meaningful drops in valuations, but value outperformed growth in the face of higher interest rates. Markets sharply inflected and then rallied in the fourth quarter due to a number of factors, including the moderation of various inflation indicators, a warmer start to the winter in Europe, and China ending its strict zero-COVID policy. Amidst this backdrop, U.S. value stocks materially outperformed both growth and the broad market, but still closed negative for the period. The Fund rose slightly during the fiscal year and outperformed the Russell Midcap Value Index by a significant margin.

Energy and industrials were the two main contributing sectors. Terex, manufacturer of aerial work platforms, reported a string of earnings beats driven by higher volumes and strong pricing.

Pzena Mid Cap Value Fund
Commentary (Continued)
February 2023

The backlog for aerial work platforms continued to grow throughout the year and the company provided 2023 guidance slightly ahead of consensus. Life and health reinsurer Reinsurance Group of America (RGA) reported strong 2Q and 3Q earnings reports. The company benefitted from lower-than-expected COVID and non-COVID mortality rates. RGA is uniquely levered to mortality risk among the major reinsurers and had suffered disproportionately from COVID-19 as a result. There is some optimism that COVID mortality rates may remain low moving forward. Pharmaceutical distributor McKesson was a standout performer as investors preferred defensive names including ones in the health care sector amid growing concerns over slower earnings growth and a potential recession. The company has been able to manage inflationary pressures within the business and pass-through rising fuel costs to customers. Furthermore, the stock moved higher in April on news that it completed the divestiture of its UK business, as the business had been seen as a drag on earnings. In addition, management raised full year guidance in August, driven by the extension of their vaccine distribution contracts with the U.S. government.

Only consumer discretionary and information technology holdings detracted as a group from absolute performance. Window and door manufacturer JELD-WEN fell amid the difficult macro environment and a slowdown in new housing starts. The CEO’s departure also dampened sentiment. We continue to believe JELD-WEN can maintain strong pricing and increase profitability in the housing market with their strong position in consolidated markets once they get past manufacturing bottlenecks. Consumer products company Newell Brands fell during the past year. Newell’s customers, which include big-box retailers, continue to manage down their own inventory amid softening demand, effectively reducing orders for Newell’s products. The company also continues to deal with foreign currency and inflation headwinds. Regional bank KeyCorp declined as economic uncertainty weighed on the bank and its peers. The bank reported lower than expected earnings after 1Q and 4Q driven by higher provisioning to account for uncertainty, though this was partially offset by increasing net interest income given rising rates.

We initiated a position in Magna International, the largest auto supplier in North America and fourth largest globally. Magna has a well-diversified product portfolio that touches nearly every aspect of the vehicle, with market-leading positions in body & chassis, exteriors, mechatronics, and complete vehicle manufacturing. Magna is well-positioned for both the transition to electric vehicles—80% of its sales are powertrain agnostic— and the transition to autonomous driving with a leading position in advanced driver assistance systems. The stock weakened in 2022, as the semiconductor shortage led to global light vehicle production (LVP) shortfalls that, in turn, lowered Magna’s sales. Operating margins also contracted, as unpredictable production schedules caused labor and other operational inefficiencies. Going forward, we expect global LVP to progressively improve as the semiconductor shortage eases, while pent-up demand could possibly offset any recession-induced decline in auto spend.

We also added Axalta Coating Systems, a leading supplier of coating products that operates in three main businesses – Refinish, for auto collision and repair, Mobility, for new vehicles, and Industrial, for a broad range of specialty coatings used across several end markets. The Refinish business dominates in the premium segment, with services and products that drive customer efficiency. There are opportunities to expand in the economy segment as well as in emerging markets. The market is concerned about near-term earnings pain from reduced traffic (and, consequentially, accidents) due to COVID restrictions, lower new car volumes stemming from the chip shortage, and elevated raw material prices. We expect these headwinds to abate over time, and for growth to reaccelerate at this high-return industrial franchise.

Another new position is Globe Life, which sells simple, low-face life and supplemental health policies to lower- and middle-income customers. Their captive sales force gives them a differentiated position in the market with more price flexibility than peers, driving higher returns and enabling management to return significant capital to shareholders through buybacks. The company should benefit from higher rates going forward as new money yields finally surpass roll-off yields.

Other additions to the portfolio were Fidelity National Financial, Fortune Brands Innovations and MasterBrand.

We exited Baker Hughes (oil servicer), McKesson (pharma distributor), Cenovus Energy (oil sands driller), TechnipFMC (oil servicer), Hewlett Packard Enterprise (enterprise hardware and software) and Ryder System (transport company), on strength. We also exited NRG (utility) as the range of outcomes widened following a recent large acquisition outside of its core industry, thereby increasing leverage and execution risk.

While the macroeconomic environment has not become any clearer this year, it bears remembering that the seeds of market rallies are planted during recession-driven selloffs. Historically, stocks perform particularly well in the five-year period following the start of a recession, and value tends to materially outperform. We believe today’s backdrop is quite positive for cheap stocks, which remain one of the few options offering positive real earnings yields. Given their shorter duration cash flows, cheap stocks also tend to perform well in both inflationary and rising rate environments, and the valuation spread between their growth counterparts remains exceptionally wide. The portfolio is heavily skewed towards financials, consumer discretionary, and industrials, as absolute valuations remain compelling due to persistent recession fears.

Pzena Mid Cap Value Fund
Commentary (Continued)
February 2023

Mutual fund investing involves risk. Principal loss is possible. Investments in mid-cap companies involve additional risks such as limited liquidity and greater volatility than larger companies. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. The Fund may have emphasis on a specific sector which could adversely affect a fund to a greater extent than if its emphasis was less. The Fund emphasizes a “value” style of investing, which targets undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that valuations never improve or that returns on “value” securities may not move in tandem with the returns on other styles of investing or the stock market in general.

The Pzena Funds are distributed by Quasar Distributors, LLC.

Fund holdings, exposures and characteristics are as of the date shown and are subject to change at any time. Please refer to the Schedule of Investments for more information. The opinions expressed in this letter are those of the Fund manager, are subject to change, are not guaranteed, and should not be considered recommendations to buy or sell any security.

The Russell Midcap® Value Index is an unmanaged index that measures the performance of those Russell Mid Cap® companies with lower price-to-book ratios and lower forecasted growth rates. The index cannot be invested in directly.

Pzena Emerging Markets Value Fund
Commentary
February 2023

CHANGE IN VALUE OF $1,000,000 INVESTMENT

Average Annual Total Returns for the Fiscal Year Ended February 28, 2023.

						Since
	Three	Six	One	Three	Five	Inception
	Months(1)	Months(1)	Year(1)	Years	Years	(3/31/2014)
Pzena Emerging Markets Value Fund –
Investor Class (PZVEX)	2.63%	5.14%	-3.39%	9.00%	1.22%	2.71%
Pzena Emerging Markets Value Fund –
Institutional Class (PZIEX)	2.72%	5.31%	-3.11%	9.35%	1.57%	3.03%
MSCI Emerging Markets Index	-0.52%	-2.29%	-15.28%	0.97%	-1.87%	2.07%
MSCI Emerging Markets Value Index	-0.12%	-0.07%	-12.55%	2.37%	-2.02%	0.92%

(1)	Not annualized.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The graph and table do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month-end may be obtained by calling 844.PZN.1996 (844.796.1996).

PZVEX Expense Ratio – Gross: 1.50%
PZVEX Expense Ratio – Net: 1.43%*

PZIEX Expense Ratio – Gross: 1.15%
PZIEX Expense Ratio – Net: 1.08%*

Expense ratios shown are as of the Fund’s prospectus dated June 28, 2022.

*	Pzena Investment Management, LLC, the Fund’s investment adviser, has contractually agreed to waive a portion or all of its management fees and pay Fund expenses through at least June 28, 2023.

Emerging markets weakness, which began in 2021 on COVID uncertainty and supply chain issues, persisted into 2022, driven by continued concerns over Chinese regulation – particularly, the potential delisting of depository receipts – exacerbated by Russia’s invasion of Ukraine in late February. As a result of the war, the market values of Russian stocks traded overseas were effectively wiped out, while Hungarian and Chinese stocks also came under pressure. With both energy and food costs spiking on continued Russian aggression in Ukraine (and consequential sanctions on Russia – both government-imposed and private sector self-sanctioning by Western companies), runaway inflation and macroeconomic weakness heightened fears of a potentially painful global recession. Additionally, the Chinese market remained volatile, as the government took actions that impacted

Pzena Emerging Markets Value Fund
Commentary (Continued)
February 2023

multiple industries causing reverberations across global bourses. Emerging markets were weak in the third quarter driven by unremitting concerns over a global macroeconomic slowdown, as well as a strengthening U.S. dollar. Emerging markets rebounded in the fourth quarter after initial concerns over the outcome of the politburo meetings in China were outweighed by subsequent actions taken by the Chinese government to reopen the economy.

Overall, the full period can be characterized by a relatively volatile Chinese economy, in combination with Russia’s war in Ukraine – both of which contributed to the material rise in global inflation. The result thus far has been weaker GDP growth, higher global interest rates, and lower EM currencies, which negatively impacted EM stocks. In this environment, Value stocks have managed to outperform their Growth peers.

The Pzena Emerging Markets Value Fund fell but outperformed the MSCI Emerging Markets Index significantly this year. On a relative basis, the largest contributing sectors included financials, consumer discretionary, and information technology while energy, health care and consumer staples were the only sectors to detract from relative performance. By country, China, Hong Kong, Korea, and Taiwan were the largest relative contributors, while Mexico, South Africa and Peru detracted the most.

On an absolute basis, holdings in financials, consumer discretionary, and communication services drove portfolio returns. The largest detracting positions were from the information technology, materials, and health care sectors. On a country basis, holdings from Turkey, China, and United Kingdom led the portfolio’s gainers whereas holdings in Taiwan, South Africa and Korea detracted the most.

Among individual names, Trip.com (Chinese online travel agency), Akbank (Turkish bank), and Flex Ltd. (Singaporean electronics original design manufacturer) were the strongest Fund performers.

Shares of Trip.com began to rise towards the end of 2022 as the Chinese government relaxed COVID-19 restrictions and Chinese reopening optimism surged. Shares of Turkish bank Akbank rose amid high inflation in Turkey. Akbank announced a string of results that bested expectations. The company has benefitted from the upward trend in inflation due to their securities book which is linked to CPI, driving robust net interest income. Flex Ltd., the leading outsourced electronics assembler, has reported strong earnings reports driven by continued strength across most end markets. Flex pushed forward on its plans to IPO its solar business Nextracker which was completed in February 2023.

The portfolio’s largest detractors were Sasol (South African energy and chemical company), Cognizant Technology Solutions (global IT service provider), and Taiwan Semiconductor Manufacturing.

Sasol’s shares declined as oil prices moderated in the second half of 2022, and the company manages through coal quality issues in their mining operations. Cognizant Technology Solutions fell amid the challenging macro environment. The company experienced pressure on gross margins and elevated levels of turnover, which should normalize over time. Taiwan Semiconductor Manufacturing declined along with most semiconductor stocks, which are down in general because of their high macro sensitivity and declining handset demand.

New names added to the portfolio included Credicorp (Peruvian bank), GF Securities (Chinese financial services company), Neoenergia (Brazilian utility), Ping An Insurance (Chinese insurer), Petroleo Brasileiro (Brazilian gas company), and CIMC Enric (Chinese liquid/gas storage tank manufacturer).

Credicorp is a high return on equity bank within the underbanked Peruvian market where concerns over the Castillo administration, COVID’s impact on asset quality, and depressed earnings due to accelerating digital transformation investments provided us with an attractive entry point.

GF Securities is the fifth-largest broker in China and generates over RMB 15 billion of operating profit from its brokerage, asset & fund management, lending, trading, and investment banking business lines. The stock has recently traded down in sympathy with the Chinese A-share market; however, we believe opportunities exist for GF to pivot toward a more asset-light business mix, as well as optimize its balance sheet to further enhance its return on tangible equity. At a higher level, GF should benefit from additional tailwinds by way of market reforms intended to promote greater foreign investment flows, direct financing (which is only 37% in China vs. over 80% in the U.S.), and household asset reallocation from property/bank deposits into the equity markets. Further, we appreciate the valuation protection offered by a price-to-TBV currently near a ten-year low for a business that does not face risk of impairment, in our view.

Neoenergia is a high-quality utility that is poised to show strong earnings growth as it is approaching the end of a capital expansion and as hydropower conditions normalize in Brazil.

Ping An is the largest life insurance company in China. Sales of new policies across the life insurance sector have been pressured due to lockdowns and lack of face-to-face meetings, but the company is taking actions to prune and streamline its workforce to emerge as a stronger player.

We added Petroleo Brasileiro (“Petrobras”) to the portfolio. Petrobras is a state-owned oil and gas company with a high-quality asset base and high levels of free cash flow generation that is trading at a very attractive valuation. The main controversy in the stock is concerns that the new Brazilian government will install management that could run it in an uneconomic manner that is unfriendly to minority shareholders. We believe that the company’s robust reforms over the past six years provide better transparency and governance than in the past.

Pzena Emerging Markets Value Fund
Commentary (Continued)
February 2023

We began to build a position in CIMC Enric, a Chinese manufacturer of containers for the transportation and storage of liquids and gases. The company sells equipment to the Liquefied Natural Gas (LNG) industry, beer brewers and is the leading chemical tank container manufacturer globally.

Disposals included CEZ A.S. (Czech utility), Tofas Turk Otomobil (Turkish auto OEM), Catcher Technology (Taiwanese original device manufacturer), Korea Shipbuilding & Offshore Engineering, Antofagasta (Chilean mining), Reunert Limited (South African fiber cable manufacturer), Lukoil (Russian oil), Hyundai Motor (Korean auto OEM), and Light SA (Brazilian utility).

Emerging markets continue to be volatile as macro concerns and the invasion of Ukraine weigh on sentiment. We remain vigilant for opportunities to take advantage of companies that are being unduly punished for issues that may ultimately be temporary. Our portfolio continues to offer compelling valuations given the underlying fundamentals of our companies.

Our largest sector exposures remain in Financials and Information Technology. Asia constitutes the bulk of the portfolio with the largest weights in China and Korea. We have a relative overweight to emerging Europe and a relative underweight to China.

Mutual fund investing involves risk. Principal loss is possible. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. These risks are greater for investments in emerging markets. The Fund may have emphasis on a specific sector which could adversely affect a fund to a greater extent than if its emphasis was less. The Fund may invest in securities which are less liquid and more difficult to sell than more liquid securities. The Fund emphasizes a “value” style of investing, which targets undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that valuations never improve or that returns on “value” securities may not move in tandem with the returns on other styles of investing or the stock market in general.

The Pzena Funds are distributed by Quasar Distributors, LLC.

Fund holdings, exposures and characteristics are as of the date shown and are subject to change at any time. Please refer to the Schedule of Investments for more information.

The opinions expressed in this letter are those of the Fund manager, are subject to change, are not guaranteed, and should not be considered recommendations to buy or sell any security.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets, and provides equity returns including dividends net of withholding tax rates as calculated by MSCI. The index cannot be invested in directly.

The MSCI Emerging Markets Value Index is based on a traditional market cap weighted parent index, the MSCI Emerging Markets Index. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield. The index cannot be invested in directly.

Pzena Small Cap Value Fund
Commentary
February 2023

CHANGE IN VALUE OF $1,000,000 INVESTMENT

Average Annual Total Returns for the Fiscal Year Ended February 28, 2023.

						Since
	Three	Six	One	Three	Five	Inception
	Months(1)	Months(1)	Year(1)	Years	Years	(4/27/2016)
Pzena Small Cap Value Fund – Investor Class (PZVSX)	4.65%	16.43%	6.34%	17.45%	7.81%	8.45%
Pzena Small Cap Value Fund – Institutional Class (PZISX)	4.74%	16.45%	6.50%	17.74%	8.09%	8.75%
Russell 2000® Value Index	0.00%	4.20%	-4.40%	12.87%	6.38%	8.66%

(1)	Not annualized.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The graph and table do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month-end may be obtained by calling 844.PZN.1996 (844.796.1996).

PZVSX Expense Ratio – Gross: 1.52%
PZVSX Expense Ratio – Net: 1.35%*

PZISX Expense Ratio – Gross: 1.17%
PZISX Expense Ratio – Net: 1.00%*

Expense ratios shown are as of the Fund’s prospectus dated June 28, 2022.

*	Pzena Investment Management, LLC, the Fund’s investment adviser, has contractually agreed to waive a portion or all of its management fees and pay Fund expenses through at least June 28, 2023.

Equity markets whipsawed early in the period, vacillating between positive and negative developments on the war in Ukraine, as investors grappled with the economic implications of Western sanctions on Russia – the effects of which reverberated across the world.

With consumer prices spiking, consequential Fed rate hikes heightened fears of a potentially painful domestic recession, taking a toll on the valuations of small cap stocks more levered to the economy. Value started to outperform growth around this time, as the eventuality of material policy rate increases and associated higher yields, impacted longer duration growth stocks the most. Rising input costs also had a more pronounced effect on domestic small caps, which underperformed their large cap peers. Equities rebounded strongly in the fourth quarter as supply chain issues began to dissipate, and fears of a deep recession were tempered by moderating inflation indicators. U.S. markets declined slightly during February after a strong start to 2023, as increased interest rate expectations ended the rally that began at the turn of the year. Resilient

Pzena Small Cap Value Fund
Commentary (Continued)
February 2023

economic data, such as continued low unemployment, strong retail sales data and persistent inflation, indicated continued economic expansion. As a result, the Federal Reserve reiterated its commitment to raising rates as necessary, in order to control inflation, which weighed on equities.

Amid this backdrop, the Pzena Small Cap Value Fund rose and outperformed the Russell 2000 Value Index markedly. Information technology and materials holdings contributed to absolute performance and outperformance of the benchmark, while energy holdings were also strong on an absolute basis. Consumer staples holdings were the largest detractor in absolute terms and relative to the benchmark. Health care and industrials holdings also detracted from Fund performance.

Individually, the Fund’s largest contributors were Belden, Orion Engineered Carbons, and Terex Corporation. Signal transmission company Belden reported a string of strong results with revenues and earnings above prior guidance and recently raised 2023 guidance. The company’s multi-year strategy of focusing on core growth end markets (industrial automation, broadband & 5G, and smart buildings) continues to drive the stock’s performance. Carbon black producer Orion Engineered Carbons reported a sales and earnings beat for the Fourth Quarter. Results were driven by continued strong demand in the Rubber business, along with price realization and improved mix in the Specialty and Rubber businesses. We continue to believe Orion is a leading carbon black manufacturer with a strong specialty chemical business and a valuation well below replacement value. Terex, manufacturer of aerial work platforms, reported a string of earnings beats driven by higher volumes and strong pricing. The backlog for aerial work platforms continued to grow throughout the year and the company provided 2023 guidance slightly ahead of consensus.

The largest detractors from Fund performance were Steelcase, JELD-WEN and Spectrum Brands. Office furniture manufacturer Steelcase traded down throughout the year as recessionary concerns and return-to-office uncertainties have delayed companies’ decisions to invest in office space. The company has done well to increase pricing to offset cost inflation. Therefore, Steelcase has reduced their headcount by 8% and reduced its dividend, but it is still yielding approximately 6%. The company remains attractively priced according to our normal earnings estimate. Steelcase has done well to manage the challenging environment it currently faces, and we expect margins to increase back to their normal range as pricing continues to catch up with recent cost inflation. Window and door manufacturer JELD-WEN fell amid the difficult macro environment and a slowdown in new housing starts. The CEO’s departure also dampened sentiment. We continue to believe JELD-WEN can maintain strong pricing and increase profitability in the housing market with their strong position in consolidated markets once they get past manufacturing bottlenecks. Consumer products company Spectrum Brands fell after the U.S. Department of Justice (“DOJ”) challenged the planned sale of its home improvement segment on antitrust concerns. Spectrum and its acquisition partner, Assa Abloy, are contesting the decision, but there is a wide range of outcomes for the stock, as Spectrum will have zero debt and is grossly undervalued if the deal occurs but will be highly levered if the transaction is blocked. Shares of Spectrum rebounded somewhat after Assa Abloy announced the divestment of some of its lock businesses which increases the likelihood that the DOJ will approve Spectrum’s proposed divestment.

We initiated positions in Masonite, Adient, and Axalta. Masonite is a leading global manufacturer of interior and exterior doors for residential new and the repair/improvement and non-residential building markets, and a stock we had previously owned. They and their principal competitor JELD-WEN are the only vertically integrated door manufacturers in North America and together they control approximately 80% of the door market. The stock traded down on housing concerns with slowing starts and higher interest rates, which created an attractive entry opportunity. Adient, is a leading supplier of auto seating globally. The company’s shares had fallen as the prior CEO had focused on share gain, but mispriced parts of the business and increased leverage. The company’s current management team has refocused the business on profitability and cash flow, creating an attractive valuation opportunity and a beneficiary as auto manufacturing bottlenecks ease. Axalta is a leading supplier of coating products for automobiles and other industrial applications. The company maintains a heavy market share in the auto market, and switching costs are high in the premium refinish market, where auto repair shops typically build out IT stacks and paint systems that are compatible with one supplier’s offerings. Axalta’s earnings are currently depressed because both new car volumes and miles driven are down, but the company is well positioned to benefit from a recovery in each.

We also added GMS Inc., MasterBrand and Koppers Holdings to the Fund during the past twelve months.

We exited Super Micro Computer (server manufacturer), NexTier Oilfield Solutions (oil servicer), TechnipFMC (oil servicer), Murphy Oil (oil producer), and Ryder System (transport company), all on strength.

We also sold out of Huntington Bancshares (regional bank) on valuation.

Despite the economic uncertainty gripping the market, overall positioning remains focused on holdings of strong businesses with healthy balance sheets that are executing on their individual business strategies to deliver value to their shareholders at a time when their valuations give the portfolio exceptionally attractive entry points.

Pzena Small Cap Value Fund
Commentary (Continued)
February 2023

Inflation worries and the continuing concerns surrounding Russia’s invasion of Ukraine are at the top of investors’ minds, as disruption in the energy market significantly increases the probability of a global recession in 2023. These geopolitical and macroeconomic concerns led to equity market declines this year that were, on average, in line with past recessions. While the macroeconomic environment did not become any clearer in 2022, it bears remembering that recessions are typically short and manageable and the seeds of market rallies are planted during recession-driven market selloffs, as the market performs particularly well in the five-year period following the start of a recession, and value tends to outperform. Similar to the prior period of stagflation from 1973-1982, we believe cheap stocks globally appear to stand out in offering solid positive inflation-adjusted earnings yields.

Mutual fund investing involves risk. Principal loss is possible. Investments in small-cap companies involve additional risks such as limited liquidity and greater volatility than larger companies. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. These risks are greater for investments in emerging markets. The Fund may have emphasis on a specific sector which could adversely affect a fund to a greater extent than if its emphasis was less. The Fund may invest in securities which are less liquid and more difficult to sell than more liquid securities. The Fund emphasizes a “value” style of investing, which targets undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on “value” securities may not move in tandem with the returns on other styles of investing or the stock market in general.

The Pzena Funds are distributed by Quasar Distributors, LLC.

Fund holdings, exposures and characteristics are as of the date shown and are subject to change at any time. Please refer to the Schedule of Investments for more information. The opinions expressed in this letter are those of the Fund manager, are subject to change, are not guaranteed, and should not be considered recommendations to buy or sell any security.

The Russell 2000® Value Index measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values. The index cannot be invested in directly.

Pzena International Small Cap Value Fund
Commentary
February 2023

CHANGE IN VALUE OF $1,000,000 INVESTMENT

Average Annual Total Returns for the Fiscal Year Ended February 28, 2023.

					Since
	Three	Six	One	Three	Inception
	Months(1)	Months(1)	Year(1)	Years	(7/2/2018)
Pzena International Small Cap Value Fund – Investor Class (PZVIX)	13.67%	25.07%	10.51%	14.85%	3.61%
Pzena International Small Cap Value Fund – Institutional Class (PZIIX)	13.78%	25.29%	10.73%	15.13%	3.88%
MSCI World ex-USA Small Cap Index	5.64%	7.18%	-9.68%	6.05%	2.20%
MSCI World ex-USA Small Cap Value Index	7.30%	9.60%	-6.09%	6.70%	2.42%

(1)	Not annualized.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The graph and table do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month-end may be obtained by calling 844.PZN.1996 (844.796.1996).

PZVIX Expense Ratio – Gross: 3.23%
PZVIX Expense Ratio – Net: 1.52%*

PZIIX Expense Ratio – Gross: 2.88%
PZIIX Expense Ratio – Net: 1.17%*

Expense ratios shown are as of the Fund’s prospectus dated June 28, 2022.

*	Pzena Investment Management, LLC, the Fund’s investment adviser, has contractually agreed to waive a portion or all of its management fees and pay Fund expenses through at least June 28, 2023.

Global bourses came under heavy selling pressure at the beginning of the period with the Russian invasion of Ukraine and the prospect of a European recession denting investor sentiment. In the months to follow, equities continued to decline amid a deterioration in macroeconomic sentiment, with recession fears rising. Central banks increased policy rates, in order to combat persistent inflation, which weighed on equity valuations across geographies, market capitalization and style. Markets rallied in the Fourth Quarter of 2022 and into 2023 due to a number of factors, including the moderation of various inflation indicators, a warmer start to the winter in Europe, the Bank of Japan’s policy adjustment reversing decades of negative interest rates, and China ending its strict zero-COVID policy. Value outperformed growth though both fell during the 12-month period. Small cap equities trailed large caps, as the large caps typically benefit during a ‘flight to safety’ instigated by recession concerns.

Pzena International Small Cap Value Fund
Commentary (Continued)
February 2023

The Pzena International Small Cap Value Fund rose significantly and outperformed the MSCI World ex USA Small Cap Index by a wide margin, with the industrials and energy sectors driving absolute performance, while materials and information technology both detracted.

The top individual performers in the period were oil servicers Subsea 7 and TechnipFMC, along with Bank of Ireland Group. Oil service companies benefited from higher energy prices and expectations that spend would have to ramp up materially soon to make up for the anticipated shortfall in oil & gas supply. Both Subsea 7 and TechnipFMC reported strong earnings through the year and order flow remains robust amid increased spending by oil & gas companies. Bank of Ireland Group benefitted from rising interest rates and raised its FY 2022 net interest income guidance which propelled shares upward.

The largest detractors from the Fund’s performance in the period were Sabre Insurance Group, Scor SE, and VTech Holdings.

Sabre Insurance Group a private motor-only insurer that focuses on the specialty segment – was the worst individual performer. Shares fell precipitously on the company’s earnings release in July, which revealed a combined ratio up 19 percentage points mostly on higher costs for repairs, parts, used cars, etc. Given that the industry as a whole has been losing money, we expect the standard players to retreat from the non-standard market (where Sabre operates), leaving Sabre well-positioned going forward.

Shares of French multi-line reinsurer Scor SE fell after the company preannounced a 1Q loss back in April, as they incurred a material charge related to the war in Ukraine. Shares also dropped on its earnings release in late July, which revealed larger-than-expected catastrophe losses, weighing on its combined ratio.

Hong Kong-based Vtech, electronic learning products manufacturer and contract manufacturing services provider, issued a profit warning in February 2023 which caused shares to fall. Weaker sales and higher marketing expenses, similar to peers, were the drivers.

We initiated a position in Deutz AG, a German manufacturer of off-highway diesel engines products used in a variety of applications such as excavators, aerial work platforms, tractors, and generators. While off-highway is expected to transition later to green powertrain solutions, Deutz is refocusing its green investments to areas that are both higher probability and core-adjacent, such as hydrogen fuel alternatives for their engines. We expect earnings to rebound via both a cyclical recovery in off-highway volumes, as well as from self-help initiatives intended to improve the cost structure, while the servicing business generates material profits in the interim.

We also added Logista, a distributor of tobacco products in Spain, France and Italy, to the portfolio. Logista is a high-quality business with a solid dividend yield trading at an attractive valuation relative to our estimate of normal earnings. Going forward, we expect Logista to prioritize either maintaining or growing its dividend, while building its pharmaceutical distribution business.

Other portfolio additions were Teijin Limited (Japanese chemical and healthcare), C&C Group (Irish brewer and beverage distributor), Direct Line Insurance (UK personal lines insurer), Duerr AG (German industrial equipment, and engineering & construction), Wizz Air (European low-cost airline), ams OSRAM (German optics and sensor producer) and Wonik IPS (Korean memory and semiconductor manufacturing equipment supplier).

We exited recent outperformer TechnipFMC on strength. We also exited the positions in multinational market research company Ipsos and UK power company Drax on strength.

We exited the position in Scor SE, as the company hadn’t experienced material improvement in mortality trends as the COVID-19 pandemic dissipated, and the range of outcomes widened significantly.

Other disposals included United Integrated Services and Capita PLC.

Despite the economic uncertainty gripping the market, positioning remains focused on holdings of strong businesses with healthy balance sheets that are executing on their individual business strategies to deliver value to their shareholders. Although short-term retracements in a number of holdings have erased some previous gains, we believe the current valuations are compelling for long-term investors, even factoring in a global recession.

Mutual fund investing involves risk. Principal loss is possible. Investments in small- and mid-cap companies involve additional risks such as limited liquidity and greater volatility than larger companies. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. These risks are greater for investments in emerging markets. The Fund may have emphasis on a specific sector which could adversely affect a fund to a greater extent than if its emphasis was less. The Fund may invest in securities which are less liquid and more difficult to sell than more liquid securities. The Fund emphasizes a “value” style of investing, which targets undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that valuations never improve or that returns on “value” securities may not move in tandem with the returns on other styles of investing or the stock market in general.

The Pzena Funds are distributed by Quasar Distributors, LLC.

Pzena International Small Cap Value Fund
Commentary (Continued)
February 2023

Fund holdings, exposures and characteristics are as of the date shown and are subject to change at any time. Please refer to the Schedule of Investments for more information.

The opinions expressed in this letter are those of the Fund manager, are subject to change, are not guaranteed, and should not be considered recommendations to buy or sell any security.

The MSCI World ex-USA Small Cap Index captures small cap representation across 22 of 23 Developed Markets (DM) countries* (excluding the United States). The index covers approximately 14% of the free float-adjusted market capitalization in each country. *DM countries in this index include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the U.K. The index cannot be invested in directly.

The MSCI World ex-USA Small Cap Value Index captures small cap securities exhibiting overall value style characteristics across 22 Developed Markets countries. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield. The index cannot be invested in directly.

Pzena International Value Fund
Commentary
February 2023

CHANGE IN VALUE OF $1,000,000 INVESTMENT

Average Annual Total Returns for the Fiscal Year Ended February 28, 2023.

				Since
	Three	Six	One	Inception
	Months(1)	Months(1)	Year(1)	(6/28/2021)
Pzena International Value Fund – Investor Class (PZVNX)	9.68%	20.95%	0.33%	-1.87%
Pzena International Value Fund – Institutional Class (PZINX)	9.65%	21.04%	0.53%	-1.67%
MSCI EAFE Index	5.93%	12.58%	-3.14%	-5.11%
MSCI EAFE Value Index	7.55%	15.68%	0.61%	-0.46%

(1)	Not annualized.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The graph and table do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month-end may be obtained by calling 844.PZN.1996 (844.796.1996).

PZVNX Expense Ratio - Gross: 2.93%
PZVNX Expense Ratio - Net: 1.09%*

PZINX Expense Ratio - Gross: 2.58%
PZINX Expense Ratio - Net: 0.74%*

Expense ratios shown are as of the Fund’s prospectus dated June 28, 2022.

*	Pzena Investment Management, LLC, the Fund’s investment adviser, has contractually agreed to waive a portion or all of its management fees and pay Fund expenses through at least June 28, 2023.

After a strong run that began in 2020, international equities started to weaken in late 2021 and took a major downturn in 2022. Ongoing COVID related disruption and rising geopolitical tension weighed on markets. The war in Ukraine and resulting energy market turmoil have led to significant macro uncertainty in Europe and inflationary pressure around the world. As a result, along with higher interest rates, investors began to price in the possibility of a global recession – most notably in Europe, the epicenter of the energy crisis. This translated into weakening foreign currencies against the dollar and declining equity market valuations, with value stocks outperforming growth stocks on a relative basis. More recently markets staged a strong partial recovery in the fourth quarter. Investors reacted positively to tentative signs of easing inflationary pressures, an improving energy outlook in Europe and China’s exit from the zero-COVID regime. Markets performed well to start 2023, though investor sentiment vacillates depending on economic data readouts and expectations for the path of interest rates, as central banks across the globe continue to combat heightened inflation.

Pzena International Value Fund
Commentary (Continued)
February 2023

The Fund rose slightly during the period, in line with the MSCI EAFE Value Index and ahead of the MSCI EAFE Index. Holdings in financials, industrials, and energy stocks added to relative performance against the MSCI EAFE Index, while health care, materials and utilities names detracted.

Specific to the Fund, financials (led by Bank of Ireland Group and ING Groep), energy (led by TechnipFMC), and industrials holdings added the most value. TechnipFMC, UK-domiciled oil services provider was the top performer and reported impressive earnings and order flow for 2Q and 3Q 2022. The company gained from rising spending from customers in the oil & gas industries. Bank of Ireland Group benefitted from rising interest rates and raised its FY 2022 net interest income guidance which propelled shares upward. Benelux bank ING Groep also climbed as it continues to benefit from heightened net interest income and investors appreciate the bank’s commitment to returning excess capital to shareholders.

Consumer discretionary, consumer staples, and healthcare holdings were the largest detractors. UK builder merchant Travis Perkins fell due to margin erosion, particularly in its Toolstation unit, precipitated by rising costs in conjunction with softening volumes. Labor shortages and inflation pressured the profitability of dialysis products and services provider Fresenius Medical Care’s dialysis centers, prompting management to issue a major cut to their fiscal year 2022 guidance. We view these headwinds as manageable longer term. Swiss bank Credit Suisse declined following its late October strategic update in which the company detailed its restructuring plan, and management warned that a large loss is expected in the 4th quarter due to client outflows. We ultimately exited our position in Credit Suisse in January, as we determined that the range of outcomes had widened significantly to the point that its valuation didn’t adequately compensate us for the inherent risk.

The portfolio’s depressed valuation reflects systemic fears over short-term earnings degradation. Today, our opportunity set is shifting to companies where inflation has been negatively impacting earnings, whose share prices are heavily discounted as a result, e.g. those companies whose price increases have lagged cost inflation thus far, resulting in margin contraction – a negative dynamic that we believe will be temporary as fluid management teams adjust operations and cost structures. By focusing on well-positioned companies with resilient operations and good balance sheets, we expect to benefit from long-term earnings improvement despite near-term macro headwinds.

Among the positions we initiated during the year were Randstad NV (Dutch staffing company), Subaru Corp. (Japanese auto OEM), Daimler Truck (German commercial truck OEM), and Koninklijke Philips (Dutch healthcare equipment company).

Randstad has been capitalizing on structural changes in the staffing industry, taking share in the process. Despite near-term recession concerns, we see the company as well positioned to weather the storm given its strong balance sheet and cash flow generation. As such, we viewed the recent price action as an opportunity to buy a long-term industry winner at a very attractive valuation.

Supply chain disruption has severely impacted Subaru’s output volume and profits. Subaru’s limited product lineup meant fewer opportunities to enrich the product mix and pricing to protect margin. As the semiconductor shortage eases, we expect robust recovery in Subaru’s volume and profits.

Daimler Truck Holding, a 2021 spinoff from Mercedes-Benz Group, is a global manufacturer of trucks and buses with leadership positions in North America and Europe. Following the spinoff, the stock has been weak due to the drawdown in industrials on recession concerns and fears of cost inflation weighing on margins. Despite these headwinds we view Daimler Truck as attractively valued, and think the company should benefit from a more focused, independent management team that can help turn around its underperforming European business.

We believe that Philips’ earnings are temporarily depressed due to supply chain issues, and a product recall for its CPAP machines, which has been an overhang on shares. We anticipate earnings will recover over time as better pricing flows through, supply chain pressures ease, and the recall is addressed.

Other names added to the portfolio were Toray Industries (Japanese diversified chemical conglomerate), Bayer AG (German pharma and crop protection company), Samsung Electronics (Korean memory chip and smartphone maker), Bank of Ireland Group, MinebeaMitsumi (Japanese machinery and electronic components) and Magna International (Canadian auto supplier).

We exited TechnipFMC (UK-based oil servicer), POSCO (Korean steel), Maersk (Danish shipper), and Schneider Electric (French electrical equipment), all on strength. Other disposals included Panasonic, Wilmar, Honda, Novartis, Royal KPN, Suzuki Motor, Sumitomo Mitsui Financial Group and Royal KPN. We also sold out of SCOR SE as the range of outcomes widened.

Pzena International Value Fund
Commentary (Continued)
February 2023

Mutual fund investing involves risk. Principal loss is possible. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. These risks are greater for investments in emerging markets. The Fund may have emphasis on a specific sector which could adversely affect a fund to a greater extent than if its emphasis was less. The Fund emphasizes a “value” style of investing, which targets undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that valuations never improve or that returns on “value” securities may not move in tandem with the returns on other styles of investing or the stock market in general.

The Pzena Funds are distributed by Quasar Distributors, LLC.

Fund holdings, exposures and characteristics are as of the date shown and are subject to change at any time. Please refer to the Schedule of Investments for more information. The opinions expressed in this letter are those of the Fund manager, are subject to change, are not guaranteed, and should not be considered recommendations to buy or sell any security.

MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada, and provides equity returns including dividends net of withholding tax rates as calculated by MSCI. The index cannot be invested in directly.

MSCI EAFE Value Index captures large and mid-cap securities exhibiting overall value style characteristics across Developed Markets countries around the world, excluding the U.S. and Canada, and provides equity returns including dividends net of withholding tax rates as calculated by MSCI. The index targets 50% coverage of the free float-adjusted market capitalization of the MSCI EAFE Index. The index cannot be invested in directly.

Pzena Mid Cap Value Fund
Portfolio Allocation
February 28, 2023 (Unaudited)

The portfolio’s holdings and allocations are subject to change. The percentages are of total investments as of February 28, 2023.

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

Pzena Mid Cap Value Fund
Schedule of Investments
February 28, 2023

	Shares	Fair Value
COMMON STOCKS – 96.50%

Basic Materials – 7.02%
Dow, Inc.	99,810	$5,709,132
Olin Corp.	65,091	3,759,005
		9,468,137

Consumer Discretionary – 18.72%
Gap, Inc.	206,061	2,680,854
Gildan Activewear, Inc. (b)	132,579	4,209,383
Lear Corp.	38,836	5,423,447
Magna International, Inc. (b)	55,093	3,070,333
Newell Brands, Inc.	266,306	3,912,035
PVH Corp.	31,602	2,535,744
Skechers U.S.A., Inc. – Class A (a)	76,854	3,420,772
		25,252,568

Energy – 3.58%
Halliburton Co.	67,179	2,433,895
NOV, Inc.	109,676	2,399,711
		4,833,606

Financials – 31.17%
American International Group, Inc.	36,542	2,233,082
Axis Capital Holdings, Ltd. (b)	44,448	2,698,882
CNO Financial Group, Inc.	188,121	4,819,660
Equitable Holdings, Inc.	151,107	4,747,782
Fidelity National Financial, Inc.	64,017	2,551,717
Fifth Third Bancorp	114,459	4,154,862
Globe Life, Inc.	22,914	2,788,405
Invesco, Ltd. (b)	128,586	2,270,829
KeyCorp	216,452	3,958,907
Regions Financial Corp.	147,044	3,429,066
Reinsurance Group of America, Inc.	27,368	3,953,855
Voya Financial, Inc.	59,534	4,434,688
		42,041,735

Health Care – 7.86%
Cardinal Health, Inc.	24,196	1,831,879
Fresenius Medical Care
AG & Co. KGaA – ADR	318,218	6,256,166
Henry Schein, Inc. (a)	32,143	2,517,118
		10,605,163

Industrials – 16.72%
Axalta Coating Systems, Ltd. (a)(b)	115,817	3,451,347
Fortune Brands Home & Security, Inc.	39,598	2,453,096
JELD-WEN Holding, Inc. (a)	219,746	2,889,660
MasTec, Inc. (a)	25,682	2,509,645
MasterBrand, Inc. (a)	39,598	385,684
Mohawk Industries, Inc. (a)	24,134	2,482,182
Terex Corp.	92,735	5,490,839
Wabtec Corp.	27,678	2,887,646
		22,550,099

Technology – 8.47%
Avnet, Inc.	78,704	3,518,856
Cognizant Technology
Solutions Corp. – Class A	62,496	3,914,124
SS&C Technologies Holdings, Inc.	68,168	4,001,462
		11,434,442

Utilities – 2.96%
Edison International	60,286	3,991,536
Total Common Stocks
(Cost $103,418,273)		130,177,286

SHORT-TERM INVESTMENT – 3.08%

Money Market Fund – 3.08%
Fidelity Institutional Government
Portfolio – Class I, 4.46% (c)	4,153,300	4,153,300
Total Short-Term Investment
(Cost $4,153,300)		4,153,300
Total Investments
(Cost $107,571,573) – 99.58%		134,330,586
Other Assets in Excess
of Liabilities – 0.42%		561,097
TOTAL NET ASSETS – 100.00%		$134,891,683

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
KGaA	Kommanditgesellschaft Auf Aktien
(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	The rate listed is the 7-day annualized yield as of February 28, 2023.

The accompanying notes are an integral part of these financial statements.

Pzena Emerging Markets Value Fund
Portfolio Allocation
February 28, 2023

The portfolio’s holdings and allocations are subject to change. The percentages are of total investments as of February 28, 2023.

Pzena Emerging Markets Value Fund
Schedule of Investments
February 28, 2023

	Shares	Fair Value
COMMON STOCKS – 90.35%

Brazil – 4.68%
Ambev S.A. (a)	14,869,000	$38,142,026
Neoenergia S.A.	4,102,350	11,040,524
		49,182,550

China – 21.19%
Alibaba Group Holding, Ltd. (a)	2,671,200	29,436,492
Baidu, Inc. – ADR (a)	90,638	12,479,946
Baidu, Inc. – Class A (a)	818,650	14,058,912
Brilliance China
Automotive Holdings, Ltd.	9,972,000	4,980,029
China Construction Bank
Corp. – H shares	15,105,000	9,236,884
China Overseas Land &
Investment, Ltd.	11,760,118	29,155,336
CIMC Enric Holdings, Ltd.	9,464,000	9,705,863
Dongfeng Motor Group
Co., Ltd. – H shares	2,392,000	1,221,994
GF Securities Co., Ltd. – H Shares	10,568,800	14,999,418
Grand Baoxin Auto Group, Ltd. (a)	9,587,000	470,226
Lenovo Group, Ltd.	30,608,000	27,451,821
Meituan – Class B (a)	24,770	429,485
Midea Group Co., Ltd. – Class A	1,360,000	10,281,235
Ping An Insurance (Group) Co.
of China, Ltd. – A Shares	625,800	4,346,710
Ping An Insurance (Group) Co.
of China, Ltd. – H Shares	1,604,000	10,891,686
Tencent Holdings, Ltd.	247,700	10,842,831
Trip.com Group, Ltd. – ADR (a)	850,424	30,232,573
Weichai Power Co., Ltd. – H Shares	1,631,000	2,418,636
		222,640,077

Hong Kong – 7.04%
Galaxy Entertainment Group, Ltd.	4,189,000	27,857,645
Pacific Basin Shipping, Ltd.	73,733,000	26,771,352
VTech Holdings, Ltd.	1,435,800	7,883,785
Yue Yuen Industrial (Holdings), Ltd.	7,769,500	11,481,922
		73,994,704

Hungary – 1.95%
OTP Bank PLC	675,079	20,504,683

India – 4.49%
Aurobindo Pharma, Ltd.	2,650,533	14,836,957
ICICI Bank, Ltd.	270,321	2,795,342
Shriram Transport Finance Co., Ltd.	1,374,557	20,008,748
State Bank of India	1,102,858	6,974,617
State Bank of India – GDR	40,600	2,545,620
		47,161,284

Indonesia – 2.01%
PT Bank Mandiri (Persero) Tbk	32,232,000	21,135,738

Peru – 1.26%
Credicorp, Ltd.	104,027	13,255,120

Republic of Korea – 14.97%
DB Insurance Co., Ltd.	483,930	28,159,917
Hankook Tire & Technology Co., Ltd.	1,237,438	34,787,601
KB Financial Group, Inc.	232,010	8,994,606
POSCO	129,070	31,017,767
Samsung Electronics Co., Ltd.	822,301	37,658,372
Shinhan Financial Group Co., Ltd.	473,260	13,894,692
Woink IPS Co., Ltd.	121,183	2,843,554
		157,356,509

Romania – 0.87%
Banca Transilvania S.A.	2,173,634	9,187,426

Russian Federation – 0.00%
Sberbank of Russia PJSC – ADR (a)(b)	408,511	4,085

Singapore – 2.16%
Wilmar International, Ltd.	7,769,300	22,700,910

South Africa – 2.44%
Sasol	1,739,350	25,603,914

Taiwan – 14.31%
Compal Electronics, Inc.	35,824,000	28,393,955
Elite Material Co., Ltd.	2,269,000	14,186,137
Hon Hai Precision Industry Co., Ltd.	11,148,132	36,953,719
Lite-On Technology Corp.	9,967,000	22,734,423
Taiwan Semiconductor
Manufacturing Co., Ltd.	1,349,000	22,623,902
Taiwan Semiconductor
Manufacturing Co., Ltd. – ADR	142,670	12,422,277
United Integrated Services Co., Ltd.	1,771,000	13,106,894
		150,421,307

Thailand – 3.18%
Bangkok Bank Public Co., Ltd.	2,924,100	13,403,720
Bangkok Bank Public
Co., Ltd. – NVDR	656,900	3,039,031
Siam Commercial Bank
PLC – NVDR (a)	5,796,100	16,974,395
		33,417,146

Turkey – 0.77%
Akbank T.A.S.	8,746,357	8,104,911

The accompanying notes are an integral part of these financial statements.

Pzena Emerging Markets Value Fund
Schedule of Investments (Continued)
February 28, 2023

	Shares	Fair Value
COMMON STOCKS – 90.35% (Continued)

United Arab Emirates – 2.07%
Abu Dhabi Commercial Bank PJSC	9,519,458	$21,718,183

United Kingdom – 2.23%
Standard Chartered PLC	2,479,170	23,385,358

United States – 4.73%
Cognizant Technology Solutions
Corp. – Class A	492,237	30,828,803
Flex, Ltd. (a)	829,317	18,875,255
		49,704,058
Total Common Stocks
(Cost $923,083,881)		949,477,963

PREFERRED STOCKS – 5.22%

Brazil – 5.22%
Cia Energetica de
Minas Gerais, 12.90%	12,575,210	25,196,297
Itau Unibanco Holding S.A., 3.96%	4,042,443	19,681,569
Petroleo Brasileiro S.A., 40.24%	2,052,200	10,019,050
Total Preferred Stocks
(Cost $53,756,110)		54,896,916

SHORT-TERM INVESTMENT – 4.40%

Money Market Fund – 4.40%
Fidelity Institutional Government
Portfolio – Class I, 4.46% (c)	46,205,232	46,205,232
Total Short-Term Investment
(Cost $46,205,232)		46,205,232
Total Investments
(Cost $1,023,045,223) – 99.97%		1,050,580,111
Other Assets in Excess
of Liabilities – 0.03%		328,617
TOTAL NET ASSETS – 100.00%		$1,050,908,728

Percentages are stated as a percent of net assets.

ADR	American Depository Receipt
GDR	Global Depository Receipt
NVDR	Non-voting Depository Receipt
PJSC	Private Joint Stock Company
PLC	Public Limited Company
S.A.	Société Anonyme
T.A.S.	Turk Anonim Şirketi
(a)	Non-income producing security.
(b)	Value determined using significant unobservable inputs.
(c)	The rate listed is the 7-day annualized yield as of February 28, 2023.

The accompanying notes are an integral part of these financial statements.

Pzena Emerging Markets Value Fund
Portfolio Diversification
February 28, 2023

	Fair	% of
	Value	Net Assets
COMMON STOCKS
Communication Services	$37,381,689	3.56%
Consumer Discretionary	151,179,202	14.39%
Consumer Staples	60,842,936	5.79%
Financials	273,560,890	26.03%
Health Care	14,836,957	1.41%
Industrials	52,002,745	4.95%
Information Technology	262,856,003	25.01%
Materials	56,621,681	5.39%
Real Estate	29,155,336	2.77%
Utilities	11,040,524	1.05%
Total Common Stocks	949,477,963	90.35%

PREFERRED STOCKS
Energy	10,019,050	0.95%
Financials	19,681,569	1.87%
Utilities	25,196,297	2.40%
Total Preferred Stocks	54,896,916	5.22%
Short-Term Investment	46,205,232	4.40%
Total Investments	1,050,580,111	99.97%
Other Assets in
Excess of Liabilities	328,617	0.03%
Total Net Assets	$1,050,908,728	100.00%

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by Pzena Investment Management, LLC.

The accompanying notes are an integral part of these financial statements.

Pzena Small Cap Value Fund
Portfolio Allocation
February 28, 2023

The portfolio’s holdings and allocations are subject to change. The percentages are of total investments as of February 28, 2023.

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

Pzena Small Cap Value Fund
Schedule of Investments
February 28, 2023

	Shares	Fair Value
COMMON STOCKS – 94.80%

Basic Materials – 7.41%
Koppers Holdings, Inc.	23,782	$853,536
Olin Corp.	49,358	2,850,424
Orion Engineered Carbons S.A. (b)	133,501	3,404,276
		7,108,236

Consumer Discretionary – 13.93%
Adient PLC (a)(b)	46,432	1,983,575
Dana, Inc.	182,966	2,898,181
Gap, Inc.	172,359	2,242,390
Hooker Furnishings Corp.	49,360	1,085,180
Motorcar Parts of America, Inc. (a)	60,378	790,348
PVH Corp.	18,875	1,514,530
Steelcase, Inc. – Class A	362,270	2,851,065
		13,365,269

Consumer Staples – 4.56%
Spectrum Brands Holdings, Inc.	15,108	967,214
Universal Corp.	33,119	1,675,490
USANA Health Sciences, Inc. (a)	28,567	1,736,303
		4,379,007

Energy – 4.74%
MRC Global, Inc. (a)	207,100	2,319,520
NOV, Inc.	102,076	2,233,423
		4,552,943

Financials – 26.87%
American Equity Investment
Life Holding Co.	39,525	1,646,216
Argo Group International
Holdings, Ltd. (b)	66,665	1,936,618
Associated Banc-Corp.	113,626	2,630,442
Axis Capital Holdings, Ltd. (b)	43,762	2,657,229
CNO Financial Group, Inc.	154,461	3,957,291
Hope Bancorp, Inc.	131,014	1,678,289
Old National Bancorp of Indiana	140,826	2,488,395
Umpqua Holdings Corp.	122,411	2,161,778
Univest Financial Corp.	66,679	1,880,348
Webster Financial Corp.	54,914	2,917,032
WSFS Financial Corp.	36,601	1,826,756
		25,780,394

Health Care – 2.30%
Phibro Animal Health Corp. – Class A	90,272	1,418,173
Varex Imaging Corp. (a)	44,517	787,506
		2,205,679

Industrials – 27.44%
American Woodmark Corp. (a)	31,890	1,625,752
Axalta Coating Systems, Ltd. (a)(b)	61,957	1,846,319
Belden, Inc.	32,010	2,701,004
Enerpac Tool Group Corp.	55,239	1,487,586
GMS, Inc. (a)	34,259	2,079,864
JELD-WEN Holding, Inc. (a)	166,633	2,191,224
Masonite International Corp. (a)(b)	28,393	2,521,298
MasTec, Inc. (a)	7,441	727,135
MasterBrand, Inc. (a)	111,522	1,086,224
Moog, Inc. – Class A	9,803	966,772
REV Group, Inc.	141,967	1,659,594
Terex Corp.	50,119	2,967,546
TriMas Corp.	91,452	2,742,646
TrueBlue, Inc. (a)	92,132	1,722,868
		26,325,832

Technology – 7.55%
Avnet, Inc.	52,102	2,329,480
Celestica, Inc. (a)(b)	228,463	2,958,596
ScanSource, Inc. (a)	62,602	1,951,930
		7,240,006
Total Common Stocks
(Cost $85,519,186)		90,957,366

REIT – 1.25%

Real Estate – 1.25%
DiamondRock Hospitality Co.	137,483	1,198,852
Total REIT
(Cost $1,150,120)		1,198,852

The accompanying notes are an integral part of these financial statements.

Pzena Small Cap Value Fund
Schedule of Investments (Continued)
February 28, 2023

	Shares	Fair Value
SHORT-TERM INVESTMENT – 3.54%

Money Market Fund – 3.54%
Fidelity Institutional Government
Portfolio – Class I, 4.46% (c)	3,397,439	$3,397,439
Total Short-Term Investment
(Cost $3,397,439)		3,397,439
Total Investments
(Cost $90,066,745) – 99.59%		95,553,657
Other Assets in Excess
of Liabilities – 0.41%		392,098
TOTAL NET ASSETS – 100.00%		$95,945,755

Percentages are stated as a percent of net assets.

PLC	Public Limited Company
REIT	Real Estate Investment Trust
S.A.	Société Anonyme
(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	The rate listed is the 7-day annualized yield as of February 28, 2023.

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The accompanying notes are an integral part of these financial statements.

Pzena International Small Cap Value Fund
Portfolio Allocation
February 28, 2023

The portfolio’s holdings and allocations are subject to change. The percentages are of total investments as of February 28, 2023.

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

Pzena International Small Cap Value Fund
Schedule of Investments
February 28, 2023

	Shares	Fair Value
COMMON STOCKS – 96.51%

Austria – 3.05%
ams-OSRAM AG (a)	17,276	$134,598
ANDRITZ AG	6,715	415,138
		549,736

Canada – 5.58%
Celestica, Inc. (a)	23,385	302,145
Linamar Corp.	7,014	381,671
Transcontinental, Inc. – Class A	28,136	321,672
		1,005,488

France – 5.92%
Rexel S.A.	29,700	739,790
Societe BIC S.A.	5,054	327,151
		1,066,941

Germany – 8.12%
Deutz AG	100,854	620,837
Duerr AG	9,134	344,898
SAF-Holland S.A.	31,900	398,476
Salzgitter AG	2,327	97,909
		1,462,120

Hong Kong – 4.75%
Pacific Basin Shipping, Ltd.	1,046,000	379,787
VTech Holdings, Ltd.	43,200	237,205
Yue Yuen Industrial (Holdings), Ltd.	161,000	237,929
		854,921

Ireland – 6.89%
Bank of Ireland Group PLC	46,988	518,361
C&C Group PLC (a)	149,078	267,005
Origin Enterprises PLC	101,723	455,115
		1,240,481

Israel – 1.97%
Ituran Location and Control, Ltd.	15,839	353,843

Italy – 9.36%
Anima Holding S.p.A.	100,361	434,160
BPER Banca	182,770	519,439
Danieli & C Officine Meccaniche S.p.A.	30,258	614,473
Maire Tecnimont S.p.A.	29,282	118,311
		1,686,383

Japan – 20.08%
DIC Corp.	15,000	267,710
Foster Electric Co., Ltd.	63,534	471,296
Fukuoka Financial Group, Inc.	21,800	486,739
Hokkoku Financial Holdings, Inc.	5,600	171,716
Open House Co., Ltd.	3,800	136,756
Sankyu, Inc.	9,600	353,245
Teijin, Ltd.	26,100	271,246
Toho Holdings Co., Ltd.	22,600	365,504
TS Tech Co., Ltd.	27,800	352,617
Tsubakimoto Chain Co.	11,100	260,064
Ube Industries, Ltd.	8,700	130,479
Zeon Corp.	37,000	350,013
		3,617,385

Netherlands – 3.94%
Flow Traders Ltd.	3,331	80,822
Koninklijke BAM Groep N.V. (a)	93,092	238,478
Technip Energies N.V.	15,377	298,448
Technip Energies N.V. – ADR	4,760	91,963
		709,711

Norway – 2.56%
Subsea 7 S.A.	35,404	461,267

Republic of Korea – 5.46%
DB Insurance Co., Ltd.	8,773	510,501
Hankook Tire & Technology Co., Ltd.	15,184	426,862
Woink IPS Co., Ltd.	1,936	45,428
		982,791

Spain – 4.44%
Cia de Distribucion Integral
Logista Holdings S.A.	16,352	395,029
Unicaja Banco S.A.	316,539	405,111
		800,140

Taiwan – 0.97%
Elite Material Co., Ltd.	28,000	175,060

United Kingdom – 13.42%
Balfour Beatty PLC	86,470	379,430
Direct Line Insurance Group PLC	121,607	263,807
Inchcape PLC	14,997	164,156
John Wood Group PLC (a)	82,736	194,510
Sabre Insurance Group PLC	377,765	454,394
Senior PLC	333,385	668,887
Travis Perkins PLC	9,301	112,324
Wizz Air Holdings PLC (a)	5,794	179,808
		2,417,316
Total Common Stocks
(Cost $16,669,472)		17,383,583

The accompanying notes are an integral part of these financial statements.

Pzena International Small Cap Value Fund
Schedule of Investments (Continued)
February 28, 2023

	Shares	Fair Value
SHORT-TERM INVESTMENT – 4.17%

Money Market Fund – 4.17%
Fidelity Institutional Government
Portfolio – Class I, 4.46% (b)	751,701	$751,701
Total Short-Term Investment
(Cost $751,701)		751,701
Total Investments
(Cost $17,421,173) – 100.68%		18,135,284
Liabilities in Excess
of Other Assets – (0.68)%		(122,403)
TOTAL NET ASSETS – 100.00%		$18,012,881

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
AG	Aktiengesellschaft
N.V.	Naamloze Vennootschap
PLC	Public Limited Company
S.A.	Société Anonyme
S.p.A	Società per azioni
(a)	Non-income producing security.
(b)	The rate listed is the 7-day annualized yield as of February 28, 2023.

The accompanying notes are an integral part of these financial statements.

Pzena International Small Cap Value Fund
Portfolio Diversification
February 28, 2023

	Fair	% of
	Value	Net Assets
COMMON STOCKS
Consumer Discretionary	$2,569,763	14.27%
Consumer Staples	722,120	4.01%
Energy	1,046,188	5.81%
Financials	3,845,050	21.34%
Health Care	365,504	2.03%
Industrials	6,147,650	34.13%
Information Technology	1,248,279	6.93%
Materials	1,439,029	7.99%
Total Common Stocks	17,383,583	96.51%
Short-Term Investment	751,701	4.17%
Total Investments	18,135,284	100.68%
Liabilities in Excess
of Other Assets	(122,403)	(0.68)%
Total Net Assets	$18,012,881	100.00%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by Pzena Investment Management, LLC.

The accompanying notes are an integral part of these financial statements.

Pzena International Value Fund
Portfolio Allocation
February 28, 2023

The portfolio’s holdings and allocations are subject to change. The percentages are of total investments as of February 28, 2023.

Pzena International Value Fund
Schedule of Investments
February 28, 2023

	Shares	Fair Value
COMMON STOCKS – 95.15%

Brazil – 2.05%
Ambev S.A. (a)	333,000	$854,213
Ambev S.A. – ADR	13,543	34,535
		888,748

Canada – 0.88%
Magna International, Inc.	3,600	200,645
Magna International, Inc. – ADR	3,230	180,008
		380,653

China – 3.25%
Alibaba Group Holding, Ltd. (a)	65,900	726,215
Alibaba Group Holding, Ltd. – ADR (a)	563	49,426
Trip.com Group, Ltd. – ADR (a)	17,831	633,892
		1,409,533

Denmark – 1.37%
Danske Bank A/S	25,554	593,544

Finland – 2.17%
Nokia Oyj	107,014	495,709
Nokia Oyj – ADR	96,837	445,450
		941,159

France – 16.37%
Accor S.A. (a)	31,200	1,038,845
Amundi S.A.	18,641	1,230,312
Bouygues S.A.	11,875	402,427
Cie Generale des Etablissements
Michelin SCA	41,773	1,313,787
Publicis Groupe S.A.	6,244	496,905
Rexel S.A.	62,466	1,555,952
Sanofi	11,347	1,066,830
		7,105,058

Germany – 11.11%
BASF SE	20,282	1,039,896
Bayer AG	7,506	446,891
Covestro AG	30,793	1,356,527
Daimler Truck Holding AG (a)	32,760	1,040,025
Fresenius Medical Care AG & Co. KGaA	18,558	724,693
Siemens AG	1,389	212,585
		4,820,617

Hong Kong – 1.76%
Galaxy Entertainment Group, Ltd.	115,000	764,772

Ireland – 1.60%
Bank of Ireland Group PLC	62,832	693,149

Italy – 2.06%
Enel S.p.A	159,051	894,467

Japan – 14.68%
Bridgestone Corp.	5,800	222,577
Fukuoka Financial Group, Inc.	13,600	303,654
Honda Motor Co., Ltd.	7,000	182,101
Iida Group Holdings Co., Ltd.	10,800	179,504
Isuzu Motors, Ltd.	44,200	528,822
Komatsu, Ltd.	45,100	1,079,843
Komatsu, Ltd. – ADR (a)	4,000	95,680
Minebea Mitsumi, Inc.	16,500	286,240
Mitsui & Co., Ltd.	8,300	233,111
MS&AD Insurance
Group Holdings, Inc. (a)	6,100	199,458
Resona Holdings, Inc.	133,100	733,074
Subaru Corp.	51,200	822,592
Sumitomo Mitsui Financial Group, Inc.	5,000	219,309
T&D Holdings, Inc.	13,400	202,838
Takeda Pharmaceutical Co., Ltd.	19,200	593,958
Toray Industries, Inc.	85,000	486,446
		6,369,207

Luxembourg – 2.02%
ArcelorMittal S.A.	29,094	875,328

Netherlands – 6.92%
ING Groep N.V.	81,869	1,148,738
Koninklijke Philips N.V.	36,602	598,129
Randstad N.V.	20,452	1,256,820
		3,003,687

Republic of Korea – 1.57%
Samsung Electronics Co Ltd.	8,380	383,773
Shinhan Financial
Group Co., Ltd. – ADR	10,210	298,847
		682,620

Singapore – 0.67%
DBS Group Holdings, Ltd.	11,400	288,878

Spain – 2.05%
CaixaBank S.A.	207,594	889,704

Switzerland – 5.94%
Julius Baer Group, Ltd.	8,025	531,336
Roche Holding AG	3,304	953,472
UBS Group AG	50,327	1,092,729
		2,577,537

The accompanying notes are an integral part of these financial statements.

Pzena International Value Fund
Schedule of Investments (Continued)
February 28, 2023

	Shares	Fair Value
COMMON STOCKS – 95.15% (Continued)

Taiwan – 1.90%
Hon Hai Precision
Industry Co., Ltd. – GDR	127,000	$826,072

United Kingdom – 16.78%
Aviva PLC	73,334	393,768
Barclays PLC	245,713	516,158
HSBC Holdings PLC	112,586	860,754
J Sainsbury PLC	311,903	1,006,211
John Wood Group PLC (a)	150,824	354,582
NatWest Group PLC	116,680	410,238
Reckitt Benckiser Group PLC	4,454	308,699
Shell PLC – Class A	35,040	1,069,045
Standard Chartered PLC	63,737	601,215
Tesco PLC	240,362	737,254
Travis Perkins PLC	63,234	763,652
Vodafone Group PLC	217,082	260,542
		7,282,118
Total Common Stocks
(Cost $38,530,962)		41,286,851

PREFERRED STOCK – 1.60%

Germany – 1.60%
Volkswagen AG, 20.58%	5,091	695,493
Total Preferred Stock
(Cost $912,354)		695,493

SHORT-TERM INVESTMENT – 2.49%

Money Market Fund – 2.49%
Fidelity Institutional Government
Portfolio – Class I, 4.46% (b)	1,081,318	1,081,318
Total Short-Term Investment
(Cost $1,081,318)		1,081,318
Total Investments
(Cost $40,524,634) – 99.24%		43,063,662
Other Assets in Excess
of Liabilities – 0.76%		329,435
TOTAL NET ASSETS – 100.00%		$43,393,097

Percentages are stated as a percent of net assets.

A/S	Aktieselskab
ADR	American Depository Receipt
AG	Aktiengesellschaft
GDR	Global Depository Receipt
KGaA	Kommanditgesellschaft Auf Aktien
N.V.	Naamloze Vennootschap
Oyj	Julkinen osakeyhtiö
PLC	Public Limited Company
S.A.	Société Anonyme
S.p.A	Società per azioni
SCA	Société en Commandite par Actions
SE	Societas Europea
(a)	Non-income producing security.
(b)	The rate listed is the 7-day annualized yield as of February 28, 2023.

The accompanying notes are an integral part of these financial statements.

Pzena International Value Fund
Portfolio Diversification
February 28, 2023

	Fair	% of
	Value	Net Assets
COMMON STOCKS
Communication Services	$757,447	1.75%
Consumer Discretionary	6,843,186	15.77%
Consumer Staples	2,940,912	6.78%
Energy	1,423,627	3.28%
Financials	11,207,703	25.83%
Health Care	4,383,973	10.10%
Industrials	6,926,335	15.96%
Information Technology	2,151,004	4.96%
Materials	3,758,197	8.66%
Utilities	894,467	2.06%
Total Common Stocks	41,286,851	95.15%
PREFERRED STOCK
Consumer Discretionary	695,493	1.60%
Total Preferred Stock	695,493	1.60%
Short-Term Investment	1,081,318	2.49%
Total Investments	43,063,662	99.24%
Other Assets in
Excess of Liabilities	329,435	0.76%
Total Net Assets	$43,393,097	100.00%

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by Pzena Investment Management, LLC.

The accompanying notes are an integral part of these financial statements.

Pzena Funds
Statements of Assets and Liabilities
February 28, 2023

		PZENA
	PZENA	EMERGING	PZENA
	MID CAP	MARKETS	SMALL CAP
	VALUE FUND	VALUE FUND	VALUE FUND
ASSETS:
Investments in securities, at value
(cost $107,571,573, $1,023,045,223, and $90,066,745, respectively)	$134,330,586	$1,050,580,111	$95,553,657
Cash	31	—	—
Foreign currency, at value (cost $0, $1,221,739, and $0, respectively)	—	1,211,351	—
Receivables:
Fund shares sold	8,298	1,353,748	100,478
Securities sold	345,375	77,200	421,616
Dividends and interest	336,221	4,991,903	89,555
Dividend tax reclaim	6,917	3,868	—
Prepaid expenses	26,443	62,480	19,747
Total assets	135,053,871	1,058,280,661	96,185,053
LIABILITIES:
Payables:
Securities purchased	—	5,710,635	100,835
Fund shares redeemed	27,548	623,332	23,436
Due to Adviser (Note 4)	77,226	727,110	54,567
Audit fees	22,500	22,500	22,500
Administration fees	12,723	103,562	14,865
12b-1 distribution fees – Investor Class	8,049	34,265	7,047
Transfer agent fees and expenses	7,775	13,070	9,466
Chief Compliance Officer fee	2,250	2,250	2,250
Custody fees	1,662	120,505	1,793
Shareholder reporting	1,173	10,813	865
Shareholder servicing fees – Investor Class	529	2,919	224
Fund accounting fees	344	740	400
Legal fees	232	232	232
Miscellaneous	177	—	818
Total liabilities	162,188	7,371,933	239,298
NET ASSETS	$134,891,683	$1,050,908,728	$95,945,755
NET ASSETS CONSIST OF:
Paid-in capital	$105,956,501	$1,039,790,658	$90,935,865
Total distributable earnings	28,935,182	11,118,070	5,009,890
Net assets	$134,891,683	$1,050,908,728	$95,945,755
CALCULATION OF NET ASSET VALUE PER SHARE
Investor Class:
Net assets	$6,666,752	$36,799,974	$4,132,206
Shares outstanding [unlimited number of shares (par value $0.01) authorized]	467,005	3,345,868	320,345
Net asset value, offering and redemption price per share	$14.28	$11.00	$12.90
Institutional Class:
Net assets	$128,224,931	$1,014,108,754	$91,813,549
Shares outstanding [unlimited number of shares (par value $0.01) authorized]	9,113,712	91,867,786	7,077,689
Net asset value, offering and redemption price per share	$14.07	$11.04	$12.97

The accompanying notes are an integral part of these financial statements.

Pzena Funds
Statements of Assets and Liabilities (Continued)
February 28, 2023

	PZENA
	INTERNATIONAL	PZENA
	SMALL CAP	INTERNATIONAL
	VALUE FUND	VALUE FUND
ASSETS:
Investments in securities, at value (cost $17,421,173 and $40,524,634, respectively)	$18,135,284	$43,063,662
Foreign currency, at value (cost $216 and $4, respectively)	189	4
Receivables:
Fund shares sold	1,997	306,461
Securities sold	19,820	19,900
Dividends and interest	33,598	44,992
Dividend tax reclaim	12,003	63,068
Due from Adviser (Note 4)	1,348	—
Prepaid expenses	6,974	431
Total assets	18,211,213	43,498,518
LIABILITIES:
Payables:
Securities purchased	86,515	36,606
Fund shares redeemed	54,174	2,635
Due to Adviser (Note 4)	—	4,220
Audit fees	22,500	22,500
Administration fees	20,314	20,365
12b-1 distribution fees – Investor Class	—	257
Transfer agent fees and expenses	6,470	6,669
Chief Compliance Officer fee	2,250	2,250
Custody fees	3,440	7,232
Shareholder reporting	223	262
Shareholder servicing fees – Investor Class	48	15
Fund accounting fees	1,886	861
Legal fees	232	232
Miscellaneous	280	1,317
Total liabilities	198,332	105,421
NET ASSETS	$18,012,881	$43,393,097
NET ASSETS CONSIST OF:
Paid-in capital	$17,374,874	$41,609,010
Total distributable earnings	638,007	1,784,087
Net assets	$18,012,881	$43,393,097
CALCULATION OF NET ASSET VALUE PER SHARE
Investor Class:
Net assets	$1,589,318	$968,789
Shares outstanding [unlimited number of shares (par value $0.01) authorized]	149,648	102,206
Net asset value, offering and redemption price per share	$10.62	$9.48
Institutional Class:
Net assets	$16,423,563	$42,424,308
Shares outstanding [unlimited number of shares (par value $0.01) authorized]	1,543,496	4,473,226
Net asset value, offering and redemption price per share	$10.64	$9.48

The accompanying notes are an integral part of these financial statements.

Pzena Funds
Statements of Operations
For the Year Ended February 28, 2023

		PZENA
	PZENA	EMERGING	PZENA
	MID CAP	MARKETS	SMALL CAP
	VALUE FUND	VALUE FUND	VALUE FUND
INVESTMENT INCOME:
Dividends (net of foreign taxes withheld and
issuance fees of $45,503, $3,163,800, and $2,071, respectively)	$2,958,122	$28,213,363	$1,820,956
Interest income	66,295	822,943	35,333
Total investment income	3,024,417	29,036,306	1,856,289

EXPENSES:
Investment advisory fees (Note 4)	1,010,329	7,071,092	980,352
Administration fees (Note 4)	72,606	288,707	74,812
Federal and state registration fees	33,661	61,653	37,448
Transfer agent fees and expenses (Note 4)	30,980	56,040	38,177
12b-1 distribution fees – Investor Class (Note 5)	23,298	72,857	9,053
Audit fees	22,500	22,500	22,500
Trustee fees and expenses	13,230	13,231	13,230
Custody fees (Note 4)	10,616	544,260	10,472
Chief Compliance Officer fees (Note 4)	9,000	9,000	9,000
Shareholder servicing fees – Investor Class (Note 6)	8,757	28,594	1,998
Interest expense (Note 9)	7,267	—	9,313
Legal fees	6,711	6,711	6,913
Reports to shareholders	6,372	19,257	7,287
Insurance expense	3,441	7,983	3,153
Fund accounting fees (Note 4)	1,293	2,841	1,518
Other expenses	6,943	20,430	6,909
Total expenses before advisory fee waiver	1,267,004	8,225,156	1,232,135
Advisory fee waiver (Note 4)	(98,328)	(485,364)	(159,587)
Net expenses	1,168,676	7,739,792	1,072,548
NET INVESTMENT INCOME	1,855,741	21,296,514	783,741

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain/(loss) on transactions from:
Investments	15,554,123	(17,883,049)	14,730,376
Foreign currency	(33)	(782,073)	—
Net change in unrealized appreciation/(depreciation) from:
Investments	(15,205,505)	(240,049)	(12,359,658)
Foreign currency	(6)	(159,308)	—
Net gain/(loss) on investments and foreign currency	348,579	(19,064,479)	2,370,718
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$2,204,320	$2,232,035	$3,154,459

The accompanying notes are an integral part of these financial statements.

Pzena Funds
Statements of Operations (Continued)
For the Year Ended February 28, 2023

	PZENA
	INTERNATIONAL	PZENA
	SMALL CAP	INTERNATIONAL
	VALUE FUND	VALUE FUND
INVESTMENT INCOME:
Dividends (net of foreign taxes withheld and issuance fees of $48,259 and $147,508, respectively)	$472,598	$1,062,078
Interest income	13,206	25,390
Total investment income	485,804	1,087,468

EXPENSES:
Investment advisory fees (Note 4)	146,412	206,488
Administration fees (Note 4)	81,152	81,511
Federal and state registration fees	32,250	42,654
Transfer agent fees and expenses (Note 4)	25,750	26,453
12b-1 distribution fees – Investor Class (Note 5)	3,448	2,177
Audit fees	22,500	22,500
Trustee fees and expenses	15,400	14,260
Custody fees (Note 4)	11,159	44,266
Chief Compliance Officer fees (Note 4)	9,000	9,000
Shareholder servicing fees – Investor Class (Note 6)	417	40
Legal fees	6,520	6,460
Reports to shareholders	3,678	4,623
Insurance expense	2,112	1,729
Fund accounting fees (Note 4)	2,894	3,296
Other expenses	8,042	7,197
Total expenses before advisory fee waiver and expense reimbursement	370,734	472,654
Advisory fee waiver and expense reimbursement (Note 4)	(195,567)	(235,358)
Net expenses	175,167	237,296
NET INVESTMENT INCOME	310,637	850,172

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain/(loss) on transactions from:
Investments	69,658	(786,308)
Foreign currency	(13,509)	(15,362)
Net change in unrealized appreciation/(depreciation) from:
Investments	1,324,717	2,896,168
Foreign currency	(1,113)	(979)
Net gain on investments and foreign currency	1,379,753	2,093,519
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,690,390	$2,943,691

The accompanying notes are an integral part of these financial statements.

Pzena Mid Cap Value Fund
Statements of Changes in Net Assets

	Year Ended	Year Ended
	February 28,	February 28,
	2023	2022
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income	$1,855,741	$1,328,926
Net realized gain/(loss) from:
Investments	15,554,123	15,857,002
Foreign currency	(33)	(14)
Change in unrealized appreciation/(depreciation) on:
Investments	(15,205,505)	3,433,674
Foreign currency	(6)	—
Net increase in net assets resulting from operations	2,204,320	20,619,588

DISTRIBUTIONS:
Net dividends and distributions to shareholders – Investor Class	(1,082,994)	(1,186,537)
Net dividends and distributions to shareholders – Institutional Class	(15,897,427)	(11,162,005)
Net decrease in net assets resulting from distributions paid	(16,980,421)	(12,348,542)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	436,447	10,470,070
Proceeds from shares subscribed – Institutional Class	25,089,255	18,384,935
Net asset value of shares issued to shareholders
in payment of distributions declared – Investor Class	1,004,419	1,127,310
Net asset value of shares issued to shareholders
in payment of distributions declared – Institutional Class	8,871,842	6,191,942
Payments for shares redeemed – Investor Class	(5,535,811)	(9,433,029)
Payments for shares redeemed – Institutional Class	(16,058,473)	(17,019,600)
Net increase in net assets derived from capital share transactions	13,807,679	9,721,628

TOTAL INCREASE/(DECREASE) IN NET ASSETS	(968,422)	17,992,674

NET ASSETS:
Beginning of year	135,860,105	117,867,431
End of year	$134,891,683	$135,860,105

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	30,554	632,535
Shares sold – Institutional Class	1,772,714	1,122,503
Shares issued in reinvestments of dividends and distributions – Investor Class	75,920	73,681
Shares issued in reinvestments of dividends and distributions – Institutional Class	680,878	410,063
Shares redeemed – Investor Class	(379,887)	(562,064)
Shares redeemed – Institutional Class	(1,124,758)	(1,068,684)
Net increase in shares outstanding	1,055,421	608,034

The accompanying notes are an integral part of these financial statements.

Pzena Emerging Markets Value Fund
Statements of Changes in Net Assets

	Year Ended	Year Ended
	February 28,	February 28,
	2023	2022
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income	$21,296,514	$9,821,670
Net realized gain/(loss) from:
Investments	(17,883,049)	8,803,139
Foreign currency	(782,073)	(351,380)
Change in unrealized appreciation/(depreciation) on:
Investments	(240,049)	(20,467,170)
Foreign currency	(159,308)	102,668
Net increase/(decrease) in net assets resulting from operations	2,232,035	(2,091,073)

DISTRIBUTIONS:
Net dividends and distributions to shareholders – Investor Class	(585,945)	(510,167)
Net dividends and distributions to shareholders – Institutional Class	(18,017,824)	(13,454,757)
Net decrease in net assets resulting from distributions paid	(18,603,769)	(13,964,924)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	29,917,010	19,609,951
Proceeds from shares subscribed – Institutional Class	692,225,655	206,107,099
Net asset value of shares issued to shareholders
in payment of distributions declared – Investor Class	571,987	505,421
Net asset value of shares issued to shareholders
in payment of distributions declared – Institutional Class	12,277,850	10,598,943
Payments for shares redeemed – Investor Class	(15,068,732)	(15,224,590)
Payments for shares redeemed – Institutional Class	(212,449,963)	(67,142,636)
Net increase in net assets derived from capital share transactions	507,473,807	154,454,188

TOTAL INCREASE IN NET ASSETS	491,102,073	138,398,191

NET ASSETS:
Beginning of year	559,806,655	421,408,464
End of year	$1,050,908,728	$559,806,655

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	2,772,130	1,583,391
Shares sold – Institutional Class	64,646,801	16,838,998
Shares issued in reinvestments of dividends and distributions – Investor Class	53,307	44,103
Shares issued in reinvestments of dividends and distributions – Institutional Class	1,140,005	922,449
Shares redeemed – Investor Class	(1,405,801)	(1,221,679)
Shares redeemed – Institutional Class	(20,145,453)	(5,524,627)
Net increase in shares outstanding	47,060,989	12,642,635

The accompanying notes are an integral part of these financial statements.

Pzena Small Cap Value Fund
Statements of Changes in Net Assets

	Year Ended	Year Ended
	February 28,	February 28,
	2023	2022
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income	$783,741	$379,991
Net realized gain on investments	14,730,376	3,644,547
Net change in unrealized appreciation/(depreciation) on investments	(12,359,658)	3,883,847
Net increase in net assets resulting from operations	3,154,459	7,908,385

DISTRIBUTIONS:
Net dividends and distributions to shareholders – Investor Class	(553,706)	(45,616)
Net dividends and distributions to shareholders – Institutional Class	(11,926,073)	(1,671,698)
Net decrease in net assets resulting from distributions paid	(12,479,779)	(1,717,314)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	417,112	1,171,661
Proceeds from shares subscribed – Institutional Class	39,672,273	49,844,868
Net asset value of shares issued to shareholders
in payment of distributions declared – Investor Class	553,706	45,616
Net asset value of shares issued to shareholders
in payment of distributions declared – Institutional Class	10,669,139	1,417,975
Payments for shares redeemed – Investor Class	(199,320)	(167,175)
Payments for shares redeemed – Institutional Class	(68,502,989)	(8,263,722)
Net increase/(decrease) in net assets derived from capital share transactions	(17,390,079)	44,049,223

TOTAL INCREASE/(DECREASE) IN NET ASSETS	(26,715,399)	50,240,294

NET ASSETS:
Beginning of year	122,661,154	72,420,860
End of year	$95,945,755	$122,661,154

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	31,976	82,264
Shares sold – Institutional Class	2,995,844	3,488,489
Shares issued in reinvestments of dividends and distributions – Investor Class	46,648	3,258
Shares issued in reinvestments of dividends and distributions – Institutional Class	894,312	100,780
Shares redeemed – Investor Class	(16,201)	(11,897)
Shares redeemed – Institutional Class	(5,143,345)	(586,283)
Net increase/(decrease) in shares outstanding	(1,190,766)	3,076,611

The accompanying notes are an integral part of these financial statements.

Pzena International Small Cap Value Fund
Statements of Changes in Net Assets

	Year Ended	Year Ended
	February 28,	February 28,
	2023	2022
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income	$310,637	$86,720
Net realized gain/(loss) from:
Investments	69,658	661,766
Foreign currency	(13,509)	(258)
Change in unrealized appreciation/(depreciation) on:
Investments	1,324,717	(1,028,722)
Foreign currency	(1,113)	(678)
Net increase/(decrease) in net assets resulting from operations	1,690,390	(281,172)

DISTRIBUTIONS:
Net dividends and distributions to shareholders – Investor Class	(63,740)	(12,526)
Net dividends and distributions to shareholders – Institutional Class	(641,563)	(150,874)
Net decrease in net assets resulting from distributions paid	(705,303)	(163,400)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	554,032	577,075
Proceeds from shares subscribed – Institutional Class	1,150,132	12,284,217
Net asset value of shares issued to shareholders
in payment of distributions declared – Investor Class	63,740	12,526
Net asset value of shares issued to shareholders
in payment of distributions declared – Institutional Class	641,562	150,874
Payments for shares redeemed – Investor Class	(642,646)	(387,967)
Payments for shares redeemed – Institutional Class	(195,587)	(96,686)
Net increase in net assets derived from capital share transactions	1,571,233	12,540,039

TOTAL INCREASE IN NET ASSETS	2,556,320	12,095,467

NET ASSETS:
Beginning of year	15,456,561	3,361,094
End of year	$18,012,881	$15,456,561

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	64,477	55,288
Shares sold – Institutional Class	113,891	1,154,366
Shares issued in reinvestments of dividends and distributions – Investor Class	6,674	1,289
Shares issued in reinvestments of dividends and distributions – Institutional Class	67,109	15,522
Shares redeemed – Investor Class	(74,401)	(35,969)
Shares redeemed – Institutional Class	(20,262)	(9,059)
Net increase in shares outstanding	157,488	1,181,437

The accompanying notes are an integral part of these financial statements.

Pzena International Value Fund
Statements of Changes in Net Assets

		For the Period
	Year Ended	June 28, 2021(1)
	February 28,	through
	2023	February 28, 2022
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income	$850,172	$59,973
Net realized gain/(loss) from:
Investments	(786,308)	17,563
Foreign currency	(15,362)	(5,471)
Change in unrealized appreciation/(depreciation) on:
Investments	2,896,168	(357,140)
Foreign Currency	(979)	332
Net increase/(decrease) in net assets resulting from operations	2,943,691	(284,743)

DISTRIBUTIONS:
Net dividends and distributions to shareholders – Investor Class	(16,048)	(3,650)
Net dividends and distributions to shareholders – Institutional Class	(763,152)	(92,011)
Net decrease in net assets resulting from distributions paid	(779,200)	(95,661)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	—	1,000,000
Proceeds from shares subscribed – Institutional Class	17,013,283	23,913,072
Net asset value of shares issued to shareholders
in payment of distributions declared – Investor Class	16,048	3,650
Net asset value of shares issued to shareholders
in payment of distributions declared – Institutional Class	441,083	92,011
Payments for shares redeemed – Institutional Class	(819,741)	(50,396)
Net increase in net assets derived from capital share transactions	16,650,673	24,958,337

TOTAL INCREASE IN NET ASSETS	18,815,164	24,577,933

NET ASSETS:
Beginning of period	24,577,933	—
End of period	$43,393,097	$24,577,933

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	—	100,000
Shares sold – Institutional Class	2,068,119	2,450,103
Shares issued in reinvestments of dividends and distributions – Investor Class	1,817	389
Shares issued in reinvestments of dividends and distributions – Institutional Class	49,953	9,799
Shares redeemed – Institutional Class	(99,381)	(5,367)
Net increase in shares outstanding	2,020,508	2,554,924

(1)	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

Pzena Mid Cap Value Fund – Investor Class
Financial Highlights

For a share outstanding throughout each year

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	February 28,	February 28,	February 28,	February 29,		February 28,
	2023	2022	2021	2020		2019
PER SHARE DATA:
Net asset value, beginning of year	$16.12	$15.05	$10.86	$11.59		$12.92

Income from investment operations:
Net investment income(1)	0.17	0.12	0.16	0.12		0.11
Net realized and unrealized gain/(loss) on investments	(0.01)	2.44	4.32	(0.74)		(1.18)
Total from investment operations	0.16	2.56	4.48	(0.62)		(1.07)

Less distributions:
Dividends from net investment income	(0.15)	(0.24)	(0.05)	(0.06)		—
Dividends from net realized gain on investments	(1.85)	(1.25)	(0.24)	(0.05)		(0.26)
Total distributions	(2.00)	(1.49)	(0.29)	(0.11)		(0.26)

Redemption fees retained	—	—	—	0.00	(1)(2)	0.00	(1)(2)

Net asset value, end of year	$14.28	$16.12	$15.05	$10.86		$11.59

TOTAL RETURN	1.96%	17.52%	41.53%	-5.49%		-8.12%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (thousands)	$6,667	$11,934	$8,972	$3,387		$8,920
Ratio of expenses to average net assets:
Before fee waivers	1.32%	1.31%	1.40%	1.56%		1.66%
After fee waivers	1.24%	1.24%	1.24%	1.23%		1.24%
Ratio of net investment income to average net assets:
Before fee waivers	1.07%	0.63%	1.33%	0.69%		0.48%
After fee waivers	1.15%	0.70%	1.49%	1.02%		0.90%
Portfolio turnover rate(3)	35%	22%	45%	32%		34%

(1)	Based on average shares outstanding.
(2)	Amount is less than $0.01 per share.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

Pzena Mid Cap Value Fund – Institutional Class
Financial Highlights

For a share outstanding throughout each year

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	February 28,	February 28,	February 28,	February 29,		February 28,
	2023	2022	2021	2020		2019
PER SHARE DATA:
Net asset value, beginning of year	$15.92	$14.87	$10.72	$11.44		$12.93

Income from investment operations:
Net investment income(1)	0.22	0.17	0.20	0.16		0.15
Net realized and unrealized gain/(loss) on investments	—	2.42	4.27	(0.73)		(1.20)
Total from investment operations	0.22	2.59	4.47	(0.57)		(1.05)

Less distributions:
Dividends from net investment income	(0.22)	(0.29)	(0.08)	(0.10)		(0.18)
Dividends from net realized gain on investments	(1.85)	(1.25)	(0.24)	(0.05)		(0.26)
Total distributions	(2.07)	(1.54)	(0.32)	(0.15)		(0.44)

Redemption fees retained	—	—	—	0.00	(1)(2)	0.00	(1)(2)

Net asset value, end of year	$14.07	$15.92	$14.87	$10.72		$11.44

TOTAL RETURN	2.37%	17.99%	42.06%	-5.17%		-7.82%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (thousands)	$128,225	$123,926	$108,895	$51,867		$33,928
Ratio of expenses to average net assets:
Before fee waivers	0.98%	0.97%	1.06%	1.23%		1.32%
After fee waivers	0.90%	0.90%	0.90%	0.90%		0.90%
Ratio of net investment income to average net assets:
Before fee waivers	1.42%	0.97%	1.67%	1.02%		0.82%
After fee waivers	1.50%	1.04%	1.83%	1.35%		1.24%
Portfolio turnover rate(3)	35%	22%	45%	32%		34%

(1)	Based on average shares outstanding.
(2)	Amount is less than $0.01 per share.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

Pzena Emerging Markets Value Fund – Investor Class
Financial Highlights

For a share outstanding throughout each year

	Year Ended	Year Ended	Year Ended		Year Ended		Year Ended
	February 28,	February 28,	February 28,		February 29,		February 28,
	2023	2022	2021		2020		2019
PER SHARE DATA:
Net asset value, beginning of year	$11.59	$11.84	$8.96		$10.56		$11.46

Income from investment operations:
Net investment income(1)	0.29	0.20	0.14		0.16		0.13
Net realized and unrealized gain/(loss) on investments	(0.69)	(0.16)	2.86		(1.37)		(0.93)
Total from investment operations	(0.40)	0.04	3.00		(1.21)		(0.80)

Less distributions:
Dividends from net investment income	(0.16)	(0.21)	(0.09)		(0.14)		(0.10)
Dividends from net realized gain on investments	(0.03)	(0.08)	(0.03)		(0.25)		—
Total distributions	(0.19)	(0.29)	(0.12)		(0.39)		(0.10)

Redemption fees retained	—	—	0.00	(1)(2)	0.00	(1)(2)	0.00	(1)(2)

Net asset value, end of year	$11.00	$11.59	$11.84		$8.96		$10.56

TOTAL RETURN	-3.39%	0.31%	33.63%		-11.85%		-6.95%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (thousands)	$36,800	$22,332	$17,996		$10,563		$12,814
Ratio of expenses to average net assets:
Before fee waivers	1.50%	1.50%	1.56%		1.58%		1.60%
After fee waivers	1.43%	1.43%	1.43%		1.56%		1.59%
Ratio of net investment income to average net assets:
Before fee waivers	2.61%	1.57%	1.32%		1.55%		1.25%
After fee waivers	2.68%	1.64%	1.45%		1.57%		1.26%
Portfolio turnover rate(3)	15%	10%	43%		18%		21%

(1)	Based on average shares outstanding.
(2)	Amount is less than $0.01 per share.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

Pzena Emerging Markets Value Fund – Institutional Class
Financial Highlights

For a share outstanding throughout each year

	Year Ended	Year Ended	Year Ended		Year Ended		Year Ended
	February 28,	February 28,	February 28,		February 29,		February 28,
	2023	2022	2021		2020		2019
PER SHARE DATA:
Net asset value, beginning of year	$11.63	$11.87	$8.98		$10.57		$11.46

Income from investment operations:
Net investment income(1)	0.33	0.24	0.17		0.20		0.17
Net realized and unrealized gain/(loss) on investments	(0.70)	(0.15)	2.86		(1.37)		(0.93)
Total from investment operations	(0.37)	0.09	3.03		(1.17)		(0.76)

Less distributions:
Dividends from net investment income	(0.19)	(0.25)	(0.11)		(0.17)		(0.13)
Dividends from net realized gain on investments	(0.03)	(0.08)	(0.03)		(0.25)		—
Total distributions	(0.22)	(0.33)	(0.14)		(0.42)		(0.13)

Redemption fees retained	—	—	0.00	(1)(2)	0.00	(1)(2)	0.00	(1)(2)

Net asset value, end of year	$11.04	$11.63	$11.87		$8.98		$10.57

TOTAL RETURN	-3.11%	0.74%	33.96%		-11.51%		-6.57%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (thousands)	$1,014,109	$537,475	$403,412		$299,920		$298,532
Ratio of expenses to average net assets:
Before fee waivers	1.15%	1.15%	1.21%		1.23%		1.26%
After fee waivers	1.08%	1.08%	1.08%		1.21%		1.25%
Ratio of net investment income to average net assets:
Before fee waivers	2.96%	1.92%	1.67%		1.90%		1.59%
After fee waivers	3.03%	1.99%	1.80%		1.92%		1.60%
Portfolio turnover rate(3)	15%	10%	43%		18%		21%

(1)	Based on average shares outstanding.
(2)	Amount is less than $0.01 per share.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

Pzena Small Cap Value Fund – Investor Class
Financial Highlights

For a share outstanding throughout each year

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	February 28,	February 28,	February 28,	February 29,		February 28,
	2023	2022	2021	2020		2019
PER SHARE DATA:
Net asset value, beginning of year	$14.20	$13.07	$9.57	$10.90		$11.10

Income from investment operations:
Net investment income(1)	0.06	0.01	0.11	0.06		0.00	(2)
Net realized and unrealized gain/(loss) on investments	0.66	1.31	3.55	(1.39)		0.22
Total from investment operations	0.72	1.32	3.66	(1.33)		0.22

Less distributions:
Dividends from net investment income	(0.08)	(0.09)	—	—		—
Dividends from net realized gain on investments	(1.94)	(0.10)	(0.16)	—		(0.42)
Total distributions	(2.02)	(0.19)	(0.16)	—		(0.42)

Redemption fees retained	—	—	—	0.00	(1)(2)	0.00	(1)(2)

Net asset value, end of year	$12.90	$14.20	$13.07	$9.57		$10.90

TOTAL RETURN	6.34%	10.04%	38.46%	-12.20%		2.40%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (thousands)	$4,132	$3,663	$2,409	$1,310		$6,139
Ratio of expenses to average net assets:
Before fee waivers and expense reimbursement	1.49%	1.48%	1.69%	2.09%		2.36%
After fee waivers and expense reimbursement	1.34%	1.41%	1.38%	1.42%		1.52%
Ratio of net investment income/(loss) to average net assets:
Before fee waivers and expense reimbursement	0.31%	0.00%	0.90%	(0.13)%		(0.81)%
After fee waivers and expense reimbursement	0.46%	0.07%	1.21%	0.54%		0.03%
Portfolio turnover rate(3)	28%	10%	26%	38%		52%

(1)	Based on average shares outstanding.
(2)	Amount is less than $0.01 per share.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

Pzena Small Cap Value Fund – Institutional Class
Financial Highlights

For a share outstanding throughout each year

	Year Ended	Year Ended	Year Ended		Year Ended		Year Ended
	February 28,	February 28,	February 28,		February 29,		February 28,
	2023	2022	2021		2020		2019
PER SHARE DATA:
Net asset value, beginning of year	$14.28	$13.14	$9.60		$10.99		$11.17

Income from investment operations:
Net investment income(1)	0.10	0.05	0.14		0.09		0.04
Net realized and unrealized gain/(loss) on investments	0.65	1.31	3.57		(1.40)		0.23
Total from investment operations	0.75	1.36	3.71		(1.31)		0.27

Less distributions:
Dividends from net investment income	(0.12)	(0.12)	(0.01)		(0.08)		(0.03)
Dividends from net realized gain on investments	(1.94)	(0.10)	(0.16)		—		(0.42)
Total distributions	(2.06)	(0.22)	(0.17)		(0.08)		(0.45)

Redemption fees retained	—	—	0.00	(1)(2)	0.00	(1)(2)	0.00	(1)(2)

Net asset value, end of year	$12.97	$14.28	$13.14		$9.60		$10.99

TOTAL RETURN	6.50%	10.36%	38.87%		-12.07%		2.83%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (thousands)	$91,814	$118,998	$70,012		$30,593		$20,083
Ratio of expenses to average net assets:
Before fee waivers and expense reimbursement	1.18%	1.17%	1.41%		1.77%		2.03%
After fee waivers and expense reimbursement	1.03%	1.10%	1.10%		1.10%		1.19%
Ratio of net investment income/(loss) to average net assets:
Before fee waivers and expense reimbursement	0.62%	0.31%	1.18%		0.19%		(0.48)%
After fee waivers and expense reimbursement	0.77%	0.38%	1.49%		0.86%		0.36%
Portfolio turnover rate(3)	28%	10%	26%		38%		52%

(1)	Based on average shares outstanding.
(2)	Amount is less than $0.01 per share.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

Pzena International Small Cap Value Fund – Investor Class
Financial Highlights

For a share outstanding throughout each period

						For the Period
	Year Ended	Year Ended	Year Ended	Year Ended		July 2, 2018(1)
	February 28,	February 28,	February 28,	February 29,		through
	2023	2022	2021	2020		February 28, 2019
PER SHARE DATA:
Net asset value, beginning of period	$10.05	$9.48	$7.48	$9.07		$10.00

Income from investment operations:
Net investment income(2)	0.18	0.05	0.09	0.18		0.03
Net realized and unrealized gain/(loss) on investments	0.83	0.61	2.01	(1.59)		(0.79)
Total from investment operations	1.01	0.66	2.10	(1.41)		(0.76)

Less distributions:
Dividends from net investment income	(0.16)	(0.07)	(0.09)	(0.18)		(0.04)
Dividends from net realized gain on investments	(0.28)	(0.02)	(0.01)	(0.00	)(3)	(0.13)
Total distributions	(0.44)	(0.09)	(0.10)	(0.18)		(0.17)

Net asset value, end of period	$10.62	$10.05	$9.48	$7.48		$9.07

TOTAL RETURN	10.51%	6.93%	28.19%	-15.83%		-7.48	%(4)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)	$1,589	$1,538	$1,254	$819		$925
Ratio of expenses to average net assets:
Before expense reimbursement	2.79%	3.16%	8.18%	13.43%		13.92	%(5)
After expense reimbursement	1.45%	1.45%	1.42%	1.42%		1.44	%(5)
Ratio of net investment income/(loss) to average net assets:
Before expense reimbursement	0.53%	(1.25)%	(5.56)%	(9.91)%		(12.05	)%(5)
After expense reimbursement	1.87%	0.46%	1.20%	2.10%		0.43	%(5)
Portfolio turnover rate(6)	26%	22%	32%	18%		32	%(4)

(1)	Commencement of operations.
(2)	Based on average shares outstanding.
(3)	Amount is less than $0.01 per share.
(4)	Not annualized.
(5)	Annualized.
(6)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

Pzena International Small Cap Value Fund – Institutional Class
Financial Highlights

For a share outstanding throughout each period

						For the Period
	Year Ended	Year Ended	Year Ended	Year Ended		July 2, 2018(1)
	February 28,	February 28,	February 28,	February 29,		through
	2023	2022	2021	2020		February 28, 2019
PER SHARE DATA:
Net asset value, beginning of period	$10.07	$9.49	$7.49	$9.07		$10.00

Income from investment operations:
Net investment income(2)	0.20	0.08	0.10	0.20		0.04
Net realized and unrealized gain/(loss) on investments	0.83	0.61	2.01	(1.59)		(0.78)
Total from investment operations	1.03	0.69	2.11	(1.39)		(0.74)

Less distributions:
Dividends from net investment income	(0.18)	(0.09)	(0.10)	(0.19)		(0.06)
Dividends from net realized gain on investments	(0.28)	(0.02)	(0.01)	(0.00	)(3)	(0.13)
Total distributions	(0.46)	(0.11)	(0.11)	(0.19)		(0.19)

Net asset value, end of period	$10.64	$10.07	$9.49	$7.49		$9.07

TOTAL RETURN	10.73%	7.32%	28.40%	-15.55%		-7.32	%(4)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)	$16,424	$13,919	$2,107	$1,424		$1,006
Ratio of expenses to average net assets:
Before expense reimbursement	2.51%	2.88%	7.93%	13.18%		13.65	%(5)
After expense reimbursement	1.17%	1.17%	1.17%	1.17%		1.17	%(5)
Ratio of net investment income/(loss) to average net assets:
Before expense reimbursement	0.81%	(0.97)%	(5.31)%	(9.66)%		(11.78	)%(5)
After expense reimbursement	2.15%	0.74%	1.45%	2.35%		0.70	%(5)
Portfolio turnover rate(6)	26%	22%	32%	18%		32	%(4)

(1)	Commencement of operations.
(2)	Based on average shares outstanding.
(3)	Amount is less than $0.01 per share.
(4)	Not annualized.
(5)	Annualized.
(6)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

Pzena International Value Fund – Investor Class
Financial Highlights

For a share outstanding throughout each period

			For the Period
	Year Ended		June 28, 2021(1)
	February 28,		through
	2023		February 28, 2022
PER SHARE DATA:
Net asset value, beginning of period	$9.62		$10.00

Income from investment operations:
Net investment income(2)	0.21		0.03
Net realized and unrealized loss on investments	(0.19)		(0.37)
Total from investment operations	0.02		(0.34)

Less distributions:
Dividends from net investment income	(0.16)		(0.04)
Dividends from net realized gain on investments	(0.00	)(3)	—
Total distributions	(0.16)		(0.04)

Net asset value, end of period	$9.48		$9.62

TOTAL RETURN	0.33%		-3.43	%(4)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)	$969		$966
Ratio of expenses to average net assets:
Before expense reimbursement	1.73%		2.83	%(5)
After expense reimbursement	0.99%		0.99	%(5)
Ratio of net investment income/(loss) to average net assets:
Before expense reimbursement	1.69%		(1.34	)%(5)
After expense reimbursement	2.43%		0.50	%(5)
Portfolio turnover rate(6)	19%		4	%(4)

(1)	Commencement of operations.
(2)	Based on average shares outstanding.
(3)	Amount is less than $0.01 per share.
(4)	Not annualized.
(5)	Annualized
(6)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

Pzena International Value Fund – Institutional Class
Financial Highlights

For a share outstanding throughout each period

			For the Period
	Year Ended		June 28, 2021(1)
	February 28,		through
	2023		February 28, 2022
PER SHARE DATA:
Net asset value, beginning of period	$9.62		$10.00

Income from investment operations:
Net investment income(2)	0.23		0.05
Net realized and unrealized loss on investments	(0.19)		(0.38)
Total from investment operations	0.04		(0.33)

Less distributions:
Dividends from net investment income	(0.18)		(0.05)
Dividends from net realized gain on investments	(0.00	)(3)	—
Total distributions	(0.18)		(0.05)

Net asset value, end of period	$9.48		$9.62

TOTAL RETURN	0.53%		-3.29	%(4)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)	$42,424		$23,612
Ratio of expenses to average net assets:
Before expense reimbursement	1.48%		2.58	%(5)
After expense reimbursement	0.74%		0.74	%(5)
Ratio of net investment income/(loss) to average net assets:
Before expense reimbursement	1.94%		(1.09	)%(5)
After expense reimbursement	2.68%		0.75	%(5)
Portfolio turnover rate(6)	19%		4	%(4)

(1)	Commencement of operations.
(2)	Based on average shares outstanding.
(3)	Amount is less than $0.01 per share.
(4)	Not annualized.
(5)	Annualized
(6)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

Pzena Funds
Notes to Financial Statements
February 28, 2023

NOTE 1 – ORGANIZATION

The Pzena Mid Cap Value Fund (the “Mid Cap Value Fund”), Pzena Emerging Markets Value Fund (the “Emerging Markets Value Fund”), Pzena Small Cap Value Fund (the “Small Cap Value Fund”), Pzena International Small Cap Value Fund (the “International Small Cap Value Fund”), and Pzena International Value Fund (the “International Value Fund”) (collectively, the “Funds”), are each a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company.  The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

The primary investment objective for each Fund is to achieve long-term capital appreciation.  Currently, each Fund offers Investor Class and Institutional Class shares.  Each class of shares differs principally in its respective distribution and shareholder servicing expenses and sales charges, if any.  Each class of shares has identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.

The Mid Cap Value Fund and Emerging Markets Value Fund commenced operations on March 31, 2014. The Small Cap Value Fund commenced operations on April 27, 2016, the International Small Cap Value Fund commenced operations on July 2, 2018, and the International Value Fund commenced operations on June 28, 2021.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America.

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes – It is the policy of the Funds to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders.  Therefore, no Federal income or excise tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  The tax returns of the Funds’ prior three fiscal years are open for examination. Management has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Funds’ net assets and no tax liability resulting from unrecognized tax events relating to uncertain income tax positions taken or expected to be taken on a tax return. The Funds identify their major tax jurisdictions as U.S. Federal and the state of Wisconsin. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Security Transactions, Income and Distributions – Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Withholding taxes on foreign dividends have been provided for in accordance with each Fund’s understanding of the applicable country’s tax rules and rates.  The Funds will make distributions of dividends and capital gains, if any, at least annually, typically in December.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of each Fund based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

Each Fund is charged for those expenses that are directly attributable to the Fund, such as investment advisory, custody and transfer agent fees.  Expenses that are not attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.  Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

Reclassification of Capital Accounts – Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share. For the year ended February 28, 2023, the Emerging Markets Value Fund,

Pzena Funds
Notes to Financial Statements (Continued)
February 28, 2023

International Small Cap Value Fund, and International Value Fund did not require any permanent tax adjustments on the Statements of Assets and Liabilities. For the year ended February 28, 2023, the Mid Cap Value Fund and Small Cap Fund made the following permanent tax adjustments on the Statements of Assets and Liabilities:

	Distributable Earnings	Paid-in Capital
Mid Cap Value Fund	$(1,555,888)	$1,555,888
Small Cap Fund	$(4,564,596)	$4,564,596

Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operation during the reporting period.  Actual results could differ from those estimates.

Foreign Currency – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated to U.S. dollar amounts on the respective dates of such transactions.

The Funds do not isolate those portions of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

REITs – The Funds can make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations.  It is quite common for these dividends to exceed the REITs’ taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital.  Each Fund intends to include the gross dividends from such REITs in its annual distributions to its shareholders and, accordingly, a portion of each Fund’s distributions may also be designated as a return of capital.

Events Subsequent to the Fiscal Year End – In preparing the financial statements as of February 28, 2023, management considered the impact of subsequent events for the potential recognition or disclosure in the financial statements. Management has determined there were no subsequent events that would need to be disclosed in the Funds’ financial statements.

NOTE 3 – SECURITIES VALUATION

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Pzena Funds
Notes to Financial Statements (Continued)
February 28, 2023

Following is a description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis:

Each Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds and REITs, that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  The values for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Exchange rates are provided daily by a recognized independent pricing agent. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Participatory Notes – Participatory notes are valued with an evaluated price provided by an independent pricing service.  These securities will generally be classified in Level 2 of the fair value hierarchy.

Investment Companies – Investments in open-end mutual funds, including money market funds, are valued at their net asset value per share provided by the service agent of the funds and will be classified in Level 1 of the fair value hierarchy.

Short-Term Securities – Short-term securities having a maturity of less than 60 days are valued at the evaluated mean between bid and asked price.  To the extent the inputs are observable and timely, these securities would be classified in Level 2 of the fair value hierarchy.

Restricted Securities – The Funds may invest in securities that are subject to legal or contractual restrictions on resale (“restricted securities”). Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Board of Trustees (“Board”) as reflecting fair value.  Certain restricted securities eligible for resale to qualified institutional investors, including Rule 144a securities, are not subject to the limitation on the Funds’ investment in illiquid securities if they are determined to be liquid in accordance with the procedures adopted by the Board.

Accounting Pronouncements – In October 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Funds were required to implement and comply with Rule 18f-4 by August 19, 2022. Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treats derivatives as senior securities and requires funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. As of the Funds’ most recently filed Statement of Additional Information, the Funds cannot enter into derivative transactions.

In December 2020, the SEC adopted a rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 permits fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and rescinded previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Funds are in compliance with Rule 2a-5, which had a compliance date of September 8, 2022.

Prior to the effectiveness of Rule 2a-5, the Board had delegated day-to-day valuation issues to a Valuation Committee of the Trust which was comprised of representatives from the Funds’ administrator, U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”). The function of the Valuation Committee was to value securities where current and reliable market quotations were not readily available, or the closing price did not represent fair value by following procedures approved by the Board. These procedures considered many factors, including the type of security, size of holding, trading volume and news events. All actions taken by the Valuation Committee were subsequently reviewed and ratified by the Board. The Valuation Committee served through September 7, 2022. Effective September 8, 2022, the Board approved Pzena Investment Management, LLC (the “Adviser”) as the Funds’ valuation designee under Rule 2a-5.

In June 2022, the FASB issued Accounting Standards Update 2022-03, which amends Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies guidance for fair value

Pzena Funds
Notes to Financial Statements (Continued)
February 28, 2023

measurement of an equity security subject to a contractual sale restriction and establishes new disclosure requirements for such equity securities. ASU 2022-03 is effective for fiscal years beginning after December 15, 2023 and for interim periods within those fiscal years, with early adoption permitted. Management is currently evaluating the impact of these amendments on the Funds’ financial statements.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ securities as of February 28, 2023:

Mid Cap Value Fund
	Level 1	Level 2	Level 3	Total
Common Stocks
Basic Materials	$9,468,137	$—	$—	$9,468,137
Consumer Discretionary	25,252,568	—	—	25,252,568
Energy	4,833,606	—	—	4,833,606
Financials	42,041,735	—	—	42,041,735
Health Care	10,605,163	—	—	10,605,163
Industrials	22,550,099	—	—	22,550,099
Technology	11,434,442	—	—	11,434,442
Utilities	3,991,536	—	—	3,991,536
Total Common Stocks	130,177,286	—	—	130,177,286
Short-Term Investment	4,153,300	—	—	4,153,300
Total Investments	$134,330,586	$—	$—	$134,330,586

Emerging Markets Value Fund
	Level 1	Level 2	Level 3	Total
Common Stocks
Brazil	$49,182,550	$—	$—	$49,182,550
China	222,640,077	—	—	222,640,077
Hong Kong	73,994,704	—	—	73,994,704
Hungary	20,504,683	—	—	20,504,683
India	47,161,284	—	—	47,161,284
Indonesia	21,135,738	—	—	21,135,738
Peru	13,255,120	—	—	13,255,120
Republic of Korea	157,356,509	—	—	157,356,509
Romania	9,187,426	—	—	9,187,426
Russian Federation	—	—	4,085	4,085
Singapore	22,700,910	—	—	22,700,910
South Africa	25,603,914	—	—	25,603,914
Taiwan	150,421,307	—	—	150,421,307
Thailand	20,013,426	13,403,720	—	33,417,146
Turkey	8,104,911	—	—	8,104,911
United Arab Emirates	21,718,183	—	—	21,718,183
United Kingdom	23,385,358	—	—	23,385,358
United States	49,704,058	—	—	49,704,058
Total Common Stocks	936,070,158	13,403,720	4,085	949,477,963
Preferred Stocks
Brazil	54,896,916	—	—	54,896,916
Total Preferred Stocks	54,896,916	—	—	54,896,916
Short-Term Investment	46,205,232	—	—	46,205,232
Total Investments	$1,037,172,306	$13,403,720	$4,085	$1,050,580,111

Pzena Funds
Notes to Financial Statements (Continued)
February 28, 2023

Small Cap Value Fund
	Level 1	Level 2	Level 3	Total
Common Stocks
Basic Materials	$7,108,236	$—	$—	$7,108,236
Consumer Discretionary	13,365,269	—	—	13,365,269
Consumer Staples	4,379,007	—	—	4,379,007
Energy	4,552,943	—	—	4,552,943
Financials	25,780,394	—	—	25,780,394
Health Care	2,205,679	—	—	2,205,679
Industrials	26,325,832	—	—	26,325,832
Technology	7,240,006	—	—	7,240,006
Total Common Stocks	90,957,366	—	—	90,957,366
REIT	1,198,852	—	—	1,198,852
Short-Term Investment	3,397,439	—	—	3,397,439
Total Investments	$95,553,657	$—	$—	$95,553,657

International Small Cap Value Fund
	Level 1	Level 2	Level 3	Total
Common Stocks
Austria	$549,736	$—	$—	$549,736
Canada	1,005,488	—	—	1,005,488
France	1,066,941	—	—	1,066,941
Germany	1,462,120	—	—	1,462,120
Hong Kong	854,921	—	—	854,921
Ireland	1,240,481	—	—	1,240,481
Israel	353,843	—	—	353,843
Italy	1,686,383	—	—	1,686,383
Japan	3,617,385	—	—	3,617,385
Netherlands	709,711	—	—	709,711
Norway	461,267	—	—	461,267
Republic of Korea	982,791	—	—	982,791
Spain	800,140	—	—	800,140
Taiwan	175,060	—	—	175,060
United Kingdom	2,417,316	—	—	2,417,316
Total Common Stocks	17,383,583	—	—	17,383,583
Short-Term Investment	751,701	—	—	751,701
Total Investments	$18,135,284	$—	$—	$18,135,284

Pzena Funds
Notes to Financial Statements (Continued)
February 28, 2023

International Value Fund
	Level 1	Level 2	Level 3	Total
Common Stocks
Brazil	$888,748	$—	$—	$888,748
Canada	380,653	—	—	380,653
China	1,409,533	—	—	1,409,533
Denmark	593,544	—	—	593,544
Finland	941,159	—	—	941,159
France	7,105,058	—	—	7,105,058
Germany	4,820,617	—	—	4,820,617
Hong Kong	764,772	—	—	764,772
Ireland	693,149	—	—	693,149
Italy	894,467	—	—	894,467
Japan	6,369,207	—	—	6,369,207
Luxembourg	875,328	—	—	875,328
Netherlands	3,003,687	—	—	3,003,687
Republic of Korea	682,620	—	—	682,620
Singapore	288,878	—	—	288,878
Spain	889,704	—	—	889,704
Switzerland	2,577,537	—	—	2,577,537
Taiwan	826,072	—	—	826,072
United Kingdom	7,282,118	—	—	7,282,118
Total Common Stocks	41,286,851	—	—	41,286,851
Preferred Stock
Germany	695,493	—	—	695,493
Total Preferred Stock	695,493	—	—	695,493
Short-Term Investment	1,081,318	—	—	1,081,318
Total Investments	$43,063,662	$—	$—	$43,063,662

Refer to the Funds’ schedule of investments for a detailed break-out of securities.

Pzena Emerging Markets Value Fund

Level 3 Reconciliation Disclosure (Unaudited)

Common Stocks
Balance as of February 28, 2022	$5,377
Transfer into Level 3	4,085
Transfer out of Level 3	(5,377)
Balance as of February 28, 2023	$4,085
Change in unrealized appreciation/(depreciation) during
the period for Level 3 investments held at February 28, 2023	$—

The Level 3 investments as of February 28, 2023 represented less than 0.01% of net assets and did not warrant a disclosure of significant unobservable valuation inputs.

On February 24, 2022, Russia commenced a military attack on Ukraine. The outbreak of hostilities between the two countries could result in more widespread conflict and could have a severe adverse effect on the region and the markets. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future could have a significant adverse impact on the Russian economy and related markets. The price and liquidity of investments may fluctuate widely as a result of the conflict and related events. How long such conflict and related events will last and whether it will escalate further cannot be predicted, nor its effect on the Funds.

Pzena Funds
Notes to Financial Statements (Continued)
February 28, 2023

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. Although vaccines for COVID-19 are becoming more widely available, the ultimate economic fallout from the pandemic, amid the spread of COVID-19 variants, and the long-term impact on economies, markets, industries and individual companies are not known. The operational and financial performance of individual companies and the market in general depends on future developments, including the duration and spread of any future outbreaks and the pace of recovery which may vary from market to market, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Funds have an investment advisory agreement with the Adviser pursuant to which the Adviser is responsible for providing investment management services to each Fund.  The Adviser furnishes all investment advice, office space and facilities, and provides most of the personnel needed by the Funds.  As compensation for its services, the Adviser is entitled to a monthly management fee, based upon the average daily net assets of the Funds at the annual rates of:

Mid Cap Value Fund	0.80%
Emerging Markets Value Fund	1.00%
Small Cap Value Fund	0.95%
International Small Cap Value Fund	1.00%
International Value Fund	0.65%

For the year ended February 28, 2023, the Funds incurred the following in advisory fees:

Advisory Fees
Mid Cap Value Fund	$1,010,329
Emerging Markets Value Fund	7,071,092
Small Cap Value Fund	980,352
International Small Cap Value Fund	146,412
International Value Fund	206,488

The Funds are responsible for their own operating expenses.  The Adviser has contractually agreed to waive a portion or all of its management fees and pay expenses of the Funds to ensure that the net annual operating expenses (excluding acquired fund fees, interest expense, taxes, dividends on securities sold short, extraordinary expenses, Rule 12b-1 fees, shareholder servicing fees, and other class-specific expenses) do not exceed the following amounts of the average daily net assets for each class of shares:

	Emerging		International
Mid Cap	Markets	Small Cap	Small Cap	International
Value Fund	Value Fund	Value Fund(a)	Value Fund	Value Fund
0.90%	1.08%	1.00%	1.17%	0.74%

(a)
Effective June 1, 2022, the Board approved an amendment to the Operating Expense Limitation Agreement between the Trust, on behalf of the Pzena Small Cap Value Fund (the “Fund”) and the Adviser, pursuant to which the Adviser has agreed to reduce the operating expense limit for the Fund from 1.10% to 1.00%.

Any such reduction made by the Adviser in its fees or payment of expenses which are the Funds’ obligation are subject to reimbursement by the Funds to the Adviser, if so requested by the Adviser, in any subsequent month in the 36-month period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Funds toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Funds to exceed the lesser of: (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement. Any such reimbursement is also contingent upon Board review and approval. Such reimbursement may not be paid prior to the Funds’ payment of current ordinary operating expenses.  For the year ended February 28, 2023, the Adviser reduced its fees and reduced other operating expenses in the amount of $98,328 for the Mid Cap Value Fund, $485,364 for the Emerging Markets Value Fund, $159,587 for the Small Cap Value Fund, $195,567 for the International Small Cap Value Fund, and $235,358 for the International Value Fund.  The Adviser may recapture portions of the amounts shown below no later than the corresponding dates:

Pzena Funds
Notes to Financial Statements (Continued)
February 28, 2023

	2/29/2024	2/28/2025	2/28/2026	Total
Mid Cap Value Fund	$131,027	$86,609	$98,328	$315,964
Emerging Markets Value Fund	401,667	351,524	485,364	1,238,555
Small Cap Value Fund	121,914	68,655	159,587	350,156
International Small Cap Value Fund	158,624	209,293	195,567	563,484
International Value Fund	N/A	151,402	235,358	386,760

Fund Services serves as the Funds’ administrator, fund accountant, and transfer agent.  U.S. Bank N.A. serves as custodian (the “Custodian”) to the Funds. The Custodian is an affiliate of Fund Services. Fund Services maintains the Funds’ books and records, calculates the Funds’ NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board.  The officers of the Trust and the Chief Compliance Officer are also employees of Fund Services. Fees paid by the Funds for administration and accounting, transfer agency, custody and compliance services for the year ended February 28, 2023 are disclosed in the statements of operations.

Quasar Distributors, LLC (“Quasar” or the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Fund’s shares.  Quasar is a wholly-owned broker-dealer subsidiary of Foreside Financial Group, LLC, doing business as ACA Foreside, a division of ACA Group.

NOTE 5 – 12b-1 DISTRIBUTION FEES

The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”).  The Plan permits the Funds to pay for distribution and related expenses at an annual rate of up to 0.25% of the average daily net assets of the Funds’ Investor Class shares.  The expenses covered by the Plan may include the cost in connection with the promotion and distribution of shares and the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature.  Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  For the year ended February 28, 2023, the 12b-1 distribution fees incurred under the Plan by each of the Fund’s Investor Class shares are disclosed in the statements of operations.

NOTE 6 – SHAREHOLDER SERVICING FEES

The Funds have entered into a shareholder servicing agreement (the “Agreement”) with the Adviser, under which the Adviser will provide, or arrange for others to provide, certain specified shareholder services.  As compensation for the provision of shareholder services, the Funds may pay servicing fees at an annual rate of up to 0.10% of the average daily net assets of the Investor Class shares.  Payments to the Adviser under the Agreement may reimburse the Adviser for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Adviser for services provided to shareholders of each Fund.  The services provided by such intermediaries are primarily designed to assist shareholders of the Funds and include the furnishing of office space and equipment, telephone facilities, personnel, and assistance to the Funds in servicing such shareholders.  Services provided by such intermediaries also include the provision of support services to the Funds and include establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Funds, and providing such other personal services to shareholders as the Funds may reasonably request.  For the year ended February 28, 2023, the shareholder servicing fees incurred under the Agreement by each of the Fund’s Investor Class shares are disclosed in the statements of operations.

NOTE 7 – PURCHASES AND SALES OF SECURITIES

For the year ended February 28, 2023, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Mid Cap Value Fund	$43,709,158	$46,733,636
Emerging Markets Value Fund	591,593,157	100,653,616
Small Cap Value Fund	28,872,058	57,243,621
International Small Cap Value Fund	4,800,491	3,674,151
International Value Fund	22,060,000	5,900,058

There were no purchases or sales of long-term U.S. Government securities.

Pzena Funds
Notes to Financial Statements (Continued)
February 28, 2023

NOTE 8 – CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act.  The following table reflects shareholders that maintain accounts of more than 25% of the voting securities of a Fund as of February 28, 2023:

Fund	Shareholder	Percent of Shares Held
Mid Cap Value Fund	Mac & Co.	46%

Emerging Markets Value Fund	National Financial Services, LLC	40%

Small Cap Value Fund	Charles Schwab & Co.	32%
	National Financial Services, LLC	31%
	Pershing, LLC	27%

International Small Cap Value Fund	J.P. Morgan Securities, LLC	48%
	ValueQuest Partners, LLC	35%

International Value Fund	J.P. Morgan Securities, LLC	33%

NOTE 9 – LINE OF CREDIT

The Funds have a secured line of credit in the amount of $50,000,000.  This line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Funds’ custodian, U.S. Bank N.A.  During the year ended February 28, 2023, the Emerging Markets Value Fund, the International Small Cap Value Fund, and the International Value Fund did not draw upon the line of credit. During the year ended February 28, 2023, the Mid Cap Value Fund had an average daily outstanding balance of $95,814, a weighted average interest rate of 7.48%, incurred interest expense of $7,267 and had a maximum amount outstanding of $9,275,000. The Small Cap Value Fund had an average daily outstanding balance of $155,088, a weighted average interest rate of 5.92%, incurred interest expense of $9,313 and had a maximum amount outstanding of $3,478,000. At February 28, 2023, the Funds had no outstanding loan amounts.

NOTE 10 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

As of February 28, 2023, the components of accumulated earnings/(losses) on a tax basis were as follows:

		Emerging		International
	Mid Cap	Markets	Small Cap	Small Cap	International
	Value Fund	Value Fund	Value Fund	Value Fund	Value Fund
Cost of investments (a)	$109,087,975	$1,025,500,945	$90,782,133	$17,425,407	$40,668,967
Gross unrealized appreciation	32,806,114	109,735,760	14,791,716	2,517,268	5,579,162
Gross unrealized depreciation	(7,563,503)	(84,656,594)	(10,020,192)	(1,807,391)	(3,184,467)
Net unrealized appreciation (a)	25,242,611	25,079,166	4,771,524	709,877	2,394,695
Net unrealized depreciation on foreign currency	(6)	(110,764)	—	(1,885)	(647)
Undistributed ordinary income	251,091	5,068,062	238,366	14,509	92,956
Undistributed long-term capital gains	3,441,486	—	—	—	—
Total distributable earnings	3,692,577	5,068,062	238,366	14,509	92,956
Other accumulated gain/loss	—	(18,918,394)	—	(84,494)	(702,917)
Total accumulated earnings	$28,935,182	$11,118,070	$5,009,890	$638,007	$1,784,087

(a)
The difference between the book basis and tax basis net unrealized appreciation/(depreciation) and cost is attributable primarily to the tax deferral of losses on wash sales adjustments and passive foreign investment companies.

Pzena Funds
Notes to Financial Statements (Continued)
February 28, 2023

At February 28, 2023, the Funds had tax basis capital losses to offset future gains as follows:

	Capital Loss Carryover
	Long-Term	Short-Term	Total	Expiration Date
Pzena Emerging Markets Value Fund	$17,474,043	$1,444,351	$18,918,394	No Expiration
Pzena International Value Fund	226,759	476,158	702,917	No Expiration

At February 28, 2023, the following Fund deferred, on a tax basis, post-October losses:

	Post-October	Late Year Ordinary
	Capital Loss	Loss Deferral
International Small Cap Value Fund	$84,494	$ —

The tax character of distributions paid during the years ended February 28, 2023 and February 28, 2022 was as follows:

	Year Ended	Year Ended
	February 28, 2023	February 28, 2022
Mid Cap Value Fund
Ordinary income	$1,738,933	$3,737,482
Long-term capital gains	15,241,488	8,611,060

Emerging Markets Value Fund
Ordinary income	$16,166,313	$11,333,096
Long-term capital gains	2,437,456	2,631,828

Small Cap Value Fund
Ordinary income	$1,171,434	$1,628,429
Long-term capital gains	11,308,345	88,885

International Small Cap Value Fund
Ordinary income	$554,897	$137,637
Long-term capital gains	150,406	25,763

International Value Fund
Ordinary income	$779,200	$95,661

NOTE 11 – PRINCIPAL RISKS

Below is a summary of some, but not all, of the principal risks of investing in the Funds, each of which may adversely affect a Fund’s net asset value and total return. The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks. The following risks apply to all Funds, unless specifically noted.

• Currency Risk. Changes in foreign currency exchange rates will affect the value of what the Funds own and the Funds’ share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets and the risk may be higher in emerging markets.

• Emerging Markets Risk. In addition to the risks of foreign securities in general, investments in emerging markets may be riskier than investments in or exposure to investments in the U.S. and other developed markets for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, a higher degree of political and economic instability (which can freeze, restrict or suspend transactions in those investments, including cash), the impact of economic sanctions, less governmental regulation and supervision of the financial industry and markets, and less stringent financial reporting and accounting standards and controls.

• Equity Securities Risk. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Funds’ portfolio or the securities market as a whole, such as changes in economic or political conditions.

Pzena Funds
Notes to Financial Statements (Continued)
February 28, 2023

• Foreign Securities Risk. Investing in foreign securities typically involves more risks than investing in U.S. securities, and includes risks associated with: (i) internal and external political and economic developments – e.g., the political, economic and social policies and structures of some foreign countries may be less stable and more volatile than those in the U.S. or some foreign countries may be subject to trading restrictions or economic sanctions; (ii) trading practices – e.g., government supervision and regulation of foreign securities and currency markets, trading systems and brokers may be less than in the U.S.; (iii) availability of information – e.g., foreign issuers may not be subject to the same disclosure, accounting and financial reporting standards and practices as U.S. issuers; (iv) limited markets – e.g., the securities of certain foreign issuers may be less liquid (harder to sell) and more volatile; and (v) currency exchange rate fluctuations and policies.

• Management Risk. Each Fund is an actively managed investment portfolio and each Fund relies on the Adviser’s ability to pursue the Fund’s goal. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that its decisions will produce the desired results.

• Market and Regulatory Risk. Events in the financial markets and economy may cause volatility and uncertainty and adversely affect performance. Such adverse effect on performance could include a decline in the value and liquidity of securities held by the Funds, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. It may also be unusually difficult to identify both investment risks and opportunities, in which case investment goals may not be met. Market events may affect a single issuer, industry, sector, or the market as a whole. In addition, because of interdependencies between markets, events in one market may adversely impact markets or issuers in which the Fund invests in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity. During a general downturn in the financial markets, multiple asset classes may decline in value and the Fund may lose value, even if the individual results of the securities and other instruments in which the Fund invests outperform the broader financial markets. It is impossible to predict whether or for how long such market events will continue, particularly if they are unprecedented, unforeseen or widespread events or conditions. Therefore it is important to understand that the value of your investment may fall, sometimes sharply and for extended periods, and you could lose money. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. In addition, unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions, and the market in general, in ways that cannot necessarily be foreseen.

• Mid Cap Company Risk (Mid Cap Value Fund). A mid cap company may be more vulnerable to adverse business or economic events than stocks of larger companies. These stocks present greater risks than securities of larger, more diversified companies.

• Small Cap Company Risk (Small Cap Value Fund and International Small Cap Value Fund). Securities of companies with smaller market capitalizations tend to be more volatile and less liquid than larger company stocks. Smaller companies may have no or relatively short operating histories, or be newly public companies.

• Value Style Investing Risk. The Funds emphasize a “value” style of investing, which targets undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on “value” securities may not move in tandem with the returns on other styles of investing or the stock market in general.

NOTE 12 – TRUSTEES AND OFFICERS

At a meeting held December 7-8, 2022, by vote of the majority of the Board of Trustees (not including Mr. Joe Redwine), Mr. Redwine’s term as Trustee was extended for three additional years. Ms. Michele Rackey was approved as an Independent Trustee effective January 1, 2023. Mr. Kevin Hayden was approved by the Board as Vice President, Treasurer and Ms. Cheryl King was approved as Assistant Treasurer effective January 1, 2023. Ryan Charles resigned as Assistant Secretary effective January 1, 2023.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Advisors Series Trust and
Shareholders of Pzena Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Pzena Mid Cap Value Fund, Pzena Emerging Markets Value Fund, Pzena Small Cap Value Fund, Pzena International Small Cap Value Fund, and Pzena International Value Fund (the “Funds”), each a series of Advisors Series Trust (the “Trust”), including the schedules of investments, as of February 28, 2023, the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated in table below, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of February 28, 2023, the results of their operations, the changes in their net assets and their financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Funds	Statement of	Statements of
constituting Pzena Funds	operations	changes in net assets	Financial highlights
Pzena Mid Cap Value Fund,	For the year ended	For each of the two years	For each of the five years in the
Pzena Emerging Markets Value Fund	February 28, 2023	in the period ended	period ended February 28, 2023
and Pzena Small Cap Value Fund		February 28, 2023

Pzena International	For the year ended	For each of the two years	For each of the four years in the
Small Cap Value Fund	February 28, 2023	in the period ended	period ended February 28, 2023
		February 28, 2023	and for the period July 2, 2018
(commencement of operations)
through February 28, 2019

Pzena International Value Fund	For the year ended	For the year ended	For the year ended
	February 28, 2023	February 28, 2023 and for	February 28, 2023 and for
		the period June 28, 2021	the period June 28, 2021
		(commencement of operations)	(commencement of operations)
		through February 28, 2022	through February 28, 2022

Basis for Opinion

These financial statements are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on the Funds’ financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the auditor of one or more of the funds in the Trust since 2003.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting.  Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  Our procedures included confirmation of securities owned as of February 28, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
April 28, 2023

Pzena Funds
Expense Example
February 28, 2023 (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs including sales charges (loads), if applicable; redemption fees, if applicable; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1 fees); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period (September 1, 2022 to February 28, 2023).

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. The example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses. In addition, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates changes by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and will not help you determine the relative total costs of owning different funds, as they may charge transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of each table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Pzena Funds
Expense Example (Continued)
February 28, 2023 (Unaudited)

	Beginning	Ending	Expenses Paid	Expense Ratio	Six Month
	Account Value	Account Value	During Period(1)	During Period	Total Return
Investor Class	9/1/22	2/28/23	9/1/22 – 2/28/23	9/1/22 – 2/28/23	9/1/22 – 2/28/23
Actual
Mid Cap Value Fund	$1,000.00	$1,135.90	$6.57	1.24%	13.59%
Emerging Markets Value Fund	1,000.00	1,051.40	7.27	1.43%	5.14%
Small Cap Value Fund	1,000.00	1,164.30	7.14	1.33%	16.43%
International Small Cap Value Fund	1,000.00	1,250.70	8.09	1.45%	25.07%
International Value Fund	1,000.00	1,209.50	5.42	0.99%	20.95%

Hypothetical
(5% return before expenses)
Mid Cap Value Fund	$1,000.00	$1,018.65	$6.21	1.24%	2.48%
Emerging Markets Value Fund	1,000.00	1,017.70	7.15	1.43%	2.48%
Small Cap Value Fund	1,000.00	1,018.20	6.66	1.33%	2.48%
International Small Cap Value Fund	1,000.00	1,017.60	7.25	1.45%	2.48%
International Value Fund	1,000.00	1,019.89	4.96	0.99%	2.48%

(1)
Each Fund’s expenses are equal to the expense ratio multiplied by the average account value over the period, multiplied by 181/365 days (to reflect the six-month period of operation of the Funds). The ending account values in the table are based on the actual total returns of the Investor Class shares of each Fund.

	Beginning	Ending	Expenses Paid	Expense Ratio	Six Month
	Account Value	Account Value	During Period(2)	During Period	Total Return
Institutional Class	9/1/22	2/28/23	9/1/22 – 2/28/23	9/1/22 – 2/28/23	9/1/22 – 2/28/23
Actual
Mid Cap Value Fund	$1,000.00	$1,138.10	$4.77	0.90%	13.81%
Emerging Markets Value Fund	1,000.00	1,051.40	5.50	1.08%	5.31%
Small Cap Value Fund	1,000.00	1,164.30	5.53	1.03%	16.45%
International Small Cap Value Fund	1,000.00	1,250.70	6.54	1.17%	25.29%
International Value Fund	1,000.00	1,210.40	4.06	0.74%	21.04%

Hypothetical
(5% return before expenses)
Mid Cap Value Fund	$1,000.00	$1,020.33	$4.51	0.90%	2.48%
Emerging Markets Value Fund	1,000.00	1,019.44	5.41	1.08%	2.48%
Small Cap Value Fund	1,000.00	1,019.69	5.16	1.03%	2.48%
International Small Cap Value Fund	1,000.00	1,018.99	5.86	1.17%	2.48%
International Value Fund	1,000.00	1,021.12	3.71	0.74%	2.48%

(2)
Each Fund’s expenses are equal to the expense ratio multiplied by the average account value over the period, multiplied by 181/365 days (to reflect the six-month period of operation of the Funds). The ending account values in the table are based on the actual total returns of the Institutional Class shares of each Fund.

Pzena Funds
Information about Trustees and Officers (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Funds. Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees.

		Term of		Number of
		Office		Portfolios	Other
		and		in Fund	Directorships
	Position	Length		Complex	Held During
Name, Address	Held with	of Time	Principal Occupation	Overseen by	Past Five
and Age	the Trust	Served*	During Past Five Years	Trustee(2)	Years(3)
Independent Trustees(1)

David G. Mertens	Trustee	Indefinite	Partner and Head of Business	5	Trustee, Advisors Series
(age 62)		term;	Development Ballast Equity		Trust (for series not
615 E. Michigan Street		since	Management, LLC (a privately-		affiliated with the
Milwaukee, WI 53202		March	held investment advisory firm)		Funds).
		2017.	(February 2019 to present);
Managing Director and Vice
President, Jensen Investment
Management, Inc. (a privately-
held investment advisory firm)
(2002 to 2017).

Joe D. Redwine	Trustee	Indefinite	Retired; formerly Manager,	5	Trustee, Advisors Series
(age 75)		term;	President, CEO, U.S. Bancorp		Trust (for series not
615 E. Michigan Street		since	Fund Services, LLC and its		affiliated with the
Milwaukee, WI 53202		September	predecessors (May 1991 to		Funds).
		2008.	July 2017).

Raymond B. Woolson	Chairman	Indefinite	President, Apogee Group, Inc.	5	Trustee, Advisors Series
(age 64)	of the	term;	(financial consulting firm)		Trust (for series not
615 E. Michigan Street	Board	since	(1998 to present).		affiliated with the
Milwaukee, WI 53202		January			Funds); Independent
		2020.			Trustee, DoubleLine
	Trustee	Indefinite			Funds Trust (an open-end
		term;			investment company
		since			with 19 portfolios),
		January			DoubleLine
		2016.			Opportunistic Credit
Fund, DoubleLine
Income Solutions Fund,
and DoubleLine Yield
Opportunities Fund from
2010 to present;
Independent Trustee,
DoubleLine ETF Trust
(an open-end investment
company with
2 portfolios) from
March 2022 to present.

Pzena Funds
Information about Trustees and Officers (Unaudited) (Continued)

		Term of		Number of
		Office		Portfolios	Other
		and		in Fund	Directorships
	Position	Length		Complex	Held During
Name, Address	Held with	of Time	Principal Occupation	Overseen by	Past Five
and Age	the Trust	Served*	During Past Five Years	Trustee(2)	Years(3)
Michele Rackey	Trustee	Indefinite	Chief Executive Officer,	5	Trustee, Advisors Series
(age 64)		term;	Government Employees Benefit		Trust (for series not
615 E. Michigan Street		since	Association (GEBA) (benefits		affiliated with the
Milwaukee, WI 53202		January	and wealth management		Funds).
		2023.	organization) (2004 to 2020);
Board Member, Association
Business Services Inc. (ABSI)
(for-profit subsidiary of the
American Society of Association
Executives) (2019 to present).

Term of
Office
and
	Position	Length
Name, Address	Held with	of Time	Principal Occupation
and Age	the Trust	Served	During Past Five Years
Officers

Jeffrey T. Rauman	President,	Indefinite	Senior Vice President, Compliance and Administration, U.S. Bank Global
(age 54)	Chief	term;	Fund Services (February 1996 to present).
615 E. Michigan Street	Executive	since
Milwaukee, WI 53202	Officer and	December
	Principal	2018.
Executive
Officer

Kevin J. Hayden	Vice	Indefinite	Vice President, Compliance and Administration, U.S. Bank Global
(age 51)	President,	term;	Fund Services (June 2005 to present).
615 E. Michigan Street	Treasurer	since
Milwaukee, WI 53202	and	January
	Principal	2023.
Financial
Officer

Cheryl L. King	Assistant	Indefinite	Vice President, Compliance and Administration, U.S. Bank Global
(age 61)	Treasurer	term;	Fund Services (October 1998 to present).
615 E. Michigan Street		since
Milwaukee, WI 53202		January
2023.

Richard R. Conner	Assistant	Indefinite	Assistant Vice President, Compliance and Administration, U.S. Bank Global
(age 40)	Treasurer	term;	Fund Services (July 2010 to present).
615 E. Michigan Street		since
Milwaukee, WI 53202		December
2018.

Pzena Funds
Information about Trustees and Officers (Unaudited) (Continued)

Term of
Office
and
	Position	Length
Name, Address	Held with	of Time	Principal Occupation
and Age	the Trust	Served	During Past Five Years
Michael L. Ceccato	Vice	Indefinite	Senior Vice President, U.S. Bank Global Fund Services and
(age 65)	President,	term;	Senior Vice President, U.S. Bank N.A. (February 2008 to present).
615 E. Michigan Street	Chief	since
Milwaukee, WI 53202	Compliance	September
	Officer and	2009.
AML Officer

Elaine E. Richards	Vice	Indefinite	Senior Vice President, U.S. Bank Global Fund Services
(age 54)	President	term;	(July 2007 to present).
2020 East Financial Way,	and	since
Suite 100	Secretary	September
Glendora, CA 91741		2019.

*
The Trustees have designated a mandatory retirement age of 75, such that each Trustee, serving as such on the date he or she reaches the age of 75, shall submit his or her resignation not later than the last day of the calendar year in which his or her 75th birthday occurs (“Retiring Trustee”). Upon request, the Board may, by vote of a majority of Trustees eligible to vote on such matter, determine whether or not to extend such Retiring Trustee’s term and on the length of a one-time extension of up to three additional years. At a meeting held December 7-8, 2022, by vote of the majority of the Board of Trustees (not including Mr. Joe Redwine), Mr. Redwine’s term as Trustee was extended for three additional years to expire December 31, 2025.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of February 28,2023, the Trust was comprised of 35 active portfolios managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Funds.  The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

The Statement of Additional Information includes additional information about the Funds’ Trustees and Officers and is available, without charge, upon request by calling 1-844-PZN-1996 (1-844-796-1996).

Pzena Funds
Approval of Investment Advisory Agreement (Unaudited)

Pzena Mid Cap Value Fund
Pzena Emerging Markets Value Fund
Pzena Small Cap Value Fund
Pzena International Small Cap Value Fund
Pzena International Value Fund

At meetings held on October 18, 2022 and December 7-8, 2022, the Board (which is comprised of three persons, all of whom are Independent Trustees as defined under the Investment Company Act of 1940, as amended), considered and approved, for another annual term, the continuance of the investment advisory agreement (the “Advisory Agreement”) between Advisors Series Trust (the “Trust”) and Pzena Investment Management, LLC (the “Adviser”) on behalf of the Pzena Mid Cap Value Fund (the “Mid Cap Fund”), Pzena Emerging Markets Value Fund (the “Emerging Markets Fund”), Pzena Small Cap Value Fund (the “Small Cap Fund”), Pzena International Small Cap Value Fund (“International Small-Cap Fund”) and Pzena International Value Fund (“International Fund”) (each, a “Fund,” and together, the “Funds”). At both meetings, the Board received and reviewed substantial information regarding the Funds, the Adviser and the services provided by the Adviser to the Funds under the Advisory Agreement. This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations. Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISER UNDER THE ADVISORY AGREEMENT. The Board considered the nature, extent and quality of the Adviser’s overall services provided to the Funds, as well as its specific responsibilities in all aspects of day-to-day investment management of the Funds. The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Adviser involved in the day-to-day activities of the Funds, noting that the Adviser currently serves as investment sub-adviser to a number of mutual funds not affiliated with the Trust and previously managed its own family of proprietary mutual funds. The Board also considered the resources and compliance structure of the Adviser, including information regarding its compliance program, its chief compliance officer and the Adviser’s compliance record, as well as the Adviser’s cybersecurity program, liquidity risk management program, business continuity plan, and risk management process. The Board further considered its knowledge of the Adviser’s operations and noted that during the course of the prior year they had met with certain personnel of the Adviser to discuss the Funds’ performance and investment outlook as well as various marketing and compliance topics. The Board concluded that the Adviser had the quality and depth of personnel, resources, investment processes and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that they were satisfied with the nature, overall quality and extent of such management services.

2.
THE FUNDS HISTORICAL PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISER. In assessing the quality of the portfolio management delivered by the Adviser, the Board reviewed the short-term and long-term performance of the Funds as of June 30, 2022 on both an absolute basis and a relative basis in comparison to its peer funds utilizing Morningstar classifications, appropriate securities market benchmarks, the Advisor’s similarly managed accounts, and a cohort that is comprised of similarly managed funds selected by an independent third-party consulting firm engaged by the Board to assist it in its 15(c) review (the “Cohort”). While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance. When reviewing performance against the comparative peer group universe, the Board took into account that the investment objectives and strategies of each Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer universe. When reviewing a Fund’s performance against broad market benchmarks, the Board took into account the differences in portfolio construction between the Fund and such benchmarks as well as other differences between actively managed funds and passive benchmarks, such as objectives and risks. In assessing periods of relative underperformance or outperformance, the Board took into account that relative performance can be significantly impacted by performance measurement periods and that some periods of underperformance may be transitory in nature while others may reflect more significant underlying issues.

Mid Cap Fund: The Board noted that the Fund outperformed the Morningstar peer group and Cohort average for the one-, three- and five-year periods ended June 30, 2022. The Board also reviewed the performance of the Fund against a broad-based securities market benchmark, noting that it had outperformed its primary benchmark index over the one-, three- and five-year periods ended June 30, 2022.

Pzena Funds
Approval of Investment Advisory Agreement (Unaudited) (Continued)

The Board also considered the Fund’s performance compared to the Adviser’s similarly managed accounts, noting that the Fund outperformed the similarly managed composite for the one-year period and underperformed for the three- and five-year periods ended June 30, 2022.

Emerging Markets Fund: The Board noted that the Fund outperformed the Morningstar peer group and Cohort average for the one-, three- and five-year periods ended June 30, 2022. The Board also reviewed the performance of the Fund against two broad-based securities market benchmarks, noting that it had outperformed both its primary and secondary benchmark over the one-, three- and five-year periods, all ended June 30, 2022.

The Board also considered the Fund’s performance compared to the Adviser’s similarly managed accounts, noting that the Fund outperformed the similarly managed account composite for the one-year period and underperformed for the three- and five-year periods.

Small Cap Fund: The Board noted that the Fund outperformed each of the Morningstar peer group and Cohort average for the one-year period and underperformed for the three- and five-year periods ended June 30, 2022. The Board also reviewed the performance of the Fund against a broad-based securities market benchmark, noting that it had outperformed its primary benchmark index over the one- and three-year periods, and underperformed for the five-year period. All periods ended June 30, 2022.

The Adviser represented that it does not manage any other accounts with a similar strategy to that of the Small Cap Fund.

International Small-Cap Fund: The Board noted that the Fund outperformed the Morningstar peer group for the one-year period and underperformed for the three-year period ended June 30, 2022. The Board noted that the Fund outperformed the Cohort average for the one- and three-year periods ended June 30, 2022. The Board also reviewed the performance of the Fund against two broad-based securities market benchmarks, noting that it outperformed both its primary and secondary benchmark over the one- and three-year periods ended June 30, 2022.

The Board also considered the Fund’s performance compared to the Adviser’s similarly managed accounts, noting that the Fund underperformed the similarly managed account composite for the one- and three-year periods.

International Fund: The Board noted that the Fund underperformed each of the Morningstar peer group and Cohort average for the one-year period ended June 30, 2022. The Board also reviewed the performance of the Fund against two broad-based securities market benchmarks, noting that it outperformed its primary benchmark over the one-year period, but underperformed the secondary benchmark during the same period.

The Board also considered the Fund’s performance compared to the Adviser’s similarly managed accounts, noting that because it had not yet completed a full calendar year of operations, the Adviser was not able to provide comparative information.

3.
THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISER AND THE STRUCTURE OF THE ADVISER’S FEE UNDER THE ADVISORY AGREEMENT. In considering the advisory fee and total fees and expenses of the Funds, the Board reviewed comparisons to the peer funds and the Adviser’s similarly managed accounts for other types of clients, as well as all expense waivers and reimbursements. When reviewing fees charged to other similarly managed accounts, the Board took into account the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.

Mid Cap Fund: The Board noted that the Adviser had contractually agreed to maintain an annual expense ratio for the Fund of 0.90%, excluding certain operating expenses and class-level expenses (the “Expense Cap”). The Board noted that the Fund’s contractual management fee was below the Cohort’s average and slightly above the Cohort’s median. Additionally, the Board considered that the Fund’s net expense ratio was above the Cohort average and median. The Board noted that the net expense ratio was below the Morningstar peer group average. The Board also took into consideration the services the Adviser provides to its similarly managed account clients, comparing the fees charged for those management services to the management fees charged to the Fund. The Board found that the management fees charged to the Fund were lower than, equal to, or higher than the fees charged to the Adviser’s similarly managed account clients depending on the asset level.

Emerging Markets Fund: The Board noted that the Adviser had contractually agreed to maintain an annual expense ratio for the Fund of 1.08%, excluding certain operating expenses and class-level expenses (the “Expense Cap”). The Board noted that the contractual advisory fee was above the Cohort median and average. The Board noted that the Fund’s net expense

Pzena Funds
Approval of Investment Advisory Agreement (Unaudited) (Continued)

ratio was above the Cohort average and in line with the Cohort median. The Board also noted that the Fund’s net expense ratio was below the Morningstar peer group average. The Board also took into consideration the services the Adviser provides to its similarly managed account clients, comparing the fees charged for those management services to the management fees charged to the Fund. The Board found that the management fees charged to the Fund were equal to or higher than the fees charged to the Adviser’s similarly managed account clients depending on the asset level.

Small Cap Fund: The Board noted that the Adviser had contractually agreed to maintain annual expense ratios for the Fund of 1.00%, excluding certain operating expenses and class-level expenses (the “Expense Cap”). The Board considered that compared to the Cohort contractual advisory fee and net expense ratio were above the median and average. The Board also noted that the Fund’s net expense ratio was below the Morningstar peer group average. The Board also considered that the Adviser does not manage any other accounts with a similar strategy to that of the Small Cap Fund.

International Small-Cap Fund: The Board noted that the Adviser had contractually agreed to maintain an annual expense ratio for the Fund of 1.17%, excluding certain operating expenses and class-level expenses (the “Expense Cap”). The Board noted that the Fund’s contractual management fee and net expense ratio were each above the Cohort average and median. The Board also noted that the Fund’s net expense ratio was above the Morningstar peer group average. The Board took into consideration that after advisory fee waivers and the payment of Fund expenses necessary to maintain the Expense Caps, the Adviser received no advisory fees for the year ended June 30, 2022. The Board found that the management fees charged to the Fund were equal to or higher than the fees charged to the Adviser’s similarly managed account clients depending on the asset level.

International Fund: The Board noted that the Adviser had contractually agreed to maintain an annual expense ratio for the Fund of 0.74%, excluding certain operating expenses and class-level expenses (the “Expense Cap”). The Board noted that the Fund’s contractual management fee and net expense ratio were each below the Cohort median and average. The Board also noted that the Fund’s net expense ratio was below the Morningstar peer group average The Board took into consideration that after advisory fee waivers and the payment of Fund expenses necessary to maintain the Expense Caps, the Adviser received no advisory fees for the year ended June 30, 2022. The Board found that the management fees charged to the Fund were higher than the fees charged to the Adviser’s similarly managed account clients.

The Board determined that it would continue to monitor the appropriateness of the advisory fees for the Funds and concluded that, at this time, the fees to be paid to the Adviser were fair and reasonable.

4.
ECONOMIES OF SCALE. The Board also considered whether economies of scale were being realized by the Adviser that should be shared with shareholders. The Board further noted that the Adviser has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that the Funds do not exceed the specified Expense Caps. The Board noted that for the Small Cap Fund, the Adviser had recently lowered the Expense Cap to 1.00% from 1.10%. The Board noted that at current asset levels, it did not appear that there were additional significant economies of scale being realized by the Adviser that should be shared with shareholders and concluded that it would continue to monitor economies of scale in the future as circumstances changed and assuming asset levels increase.

5.
THE PROFITS TO BE REALIZED BY THE ADVISER AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUNDS. The Board reviewed the Adviser’s financial information and took into account both the direct benefits and the indirect benefits to the Adviser from advising the Funds. The Board considered the profitability to the Adviser from its relationship with the Funds and considered any additional material benefits derived by the Adviser from its relationship with the Funds, such as Rule 12b-1 fees received from the Funds’ Investor Class shares. The Board also considered “soft dollar” benefits that may be received by the Adviser in exchange for Fund brokerage. After such review, the Board determined that the profitability to the Adviser with respect to the Advisory Agreement was not excessive, and that the Adviser had maintained adequate profit levels to support the services it provides to the Funds.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement for the Funds, but rather the Trustees based their determination on the total mix of information available to them. Based on a consideration of all the factors in their totality, the Trustees determined that the advisory arrangement with the Adviser, including the advisory fee, was fair and reasonable to the Funds. The Board, including a majority of the Independent Trustees, therefore determined that the continuance of the Advisory Agreement for the Funds would be in the best interest of each Fund and its shareholders.

Pzena Funds
Notice to Shareholders
February 28, 2023 (Unaudited)

Federal Tax Distribution Information

For the year ended February 28, 2023, the Mid Cap Value Fund, Emerging Markets Value Fund, Small Cap Value Fund, International Small Cap Value Fund, and International Value Fund designated $1,738,933, $16,166,313, $1,171,434, $554,897, and $779,200 as ordinary income, respectively, and $15,241,488, $2,437,456, $11,308,345, $150,406, and $0 as long-term capital gains, respectively, for purposes of the dividends paid deduction.

Certain dividend paid by the Funds may be subject to a maximum tax rate of 23.8%, as provided for by the Tax Cuts and Jobs Act of 2017. For the fiscal year ended February 28, 2023, the percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Mid Cap Value Fund	99.08%
Emerging Markets Value Fund	48.81%
Small Cap Value Fund	91.39%
International Small Cap Value Fund	79.14%
International Value Fund	100.00%

For corporate shareholders in the Funds, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended February 28, 2023, was as follows:

Mid Cap Value Fund	98.96%
Emerging Markets Value Fund	1.57%
Small Cap Value Fund	90.82%
International Small Cap Value Fund	0.00%
International Value Fund	0.00%

For the year ended February 28, 2023, the following Funds designated the following amounts as foreign taxes paid pursuant to section 853 of the Internal Revenue Service Code:

	Creditable	Shares
	Foreign Tax	Outstanding at	Per Share
	Credit Paid	2/28/2023	Amount
Emerging Markets Value Fund	$3,146,240	95,213,654	$0.033044
International Small Cap Value Fund	48,078	1,693,144	0.028396
International Value Fund	138,530	4,575,432	0.030277

How to Obtain a Copy of the Funds’ Proxy Voting Policies

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-844-PZN-1996 (1-844-796-1996) or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Funds’ Proxy Voting Records for the 12-Month Period Ended June 30

Information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-844-PZN-1996 (1-844-796-1996). Furthermore, you can obtain a Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-PORT

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT.  The Funds’ Form N-PORT is available on the SEC website at http://www.sec.gov. Information included in the Funds’ Form N-PORT is also available by calling 1-844-PZN-1996 (1-844-796-1996).

Householding

In an effort to decrease costs, the Funds will reduce the number of duplicate prospectuses, supplements, and certain other shareholder documents that you receive by sending only one copy of each to those addresses shown by two or more accounts. Please call the Funds’ transfer agent toll free at 1-844-PZN-1996 (1-844-796-1996) to request individual copies of these documents. The Funds will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

Pzena Funds
Statement Regarding Liquidity Risk Management Program (Unaudited)

Each Fund has adopted a liquidity risk management program (the “program”). The Board has designated a committee at the Adviser to serve as the administrator of the program. The Adviser’s committee conducts the day-to-day operation of the programs pursuant to policies and procedures administered by the committee.

Under the program, the Adviser’s committee manages each Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of each Fund’s investments, limiting the amount of each Fund’s illiquid investments, and utilizing various risk management tools and facilities available to each Fund for meeting shareholder redemptions, among other means. The committee’s process of determining the degree of liquidity of each Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by the committee regarding the operation and effectiveness of the program for the period July 1, 2021 through June 30, 2022. No significant liquidity events impacting the Funds were noted in the report. In addition, the committee provided its assessment that the program had been effective in managing each Fund’s liquidity risk.

Pzena Funds
Privacy Notice

The Funds collect non-public information about you from the following sources:

•  Information we receive about you on applications or other forms;

•  Information you give us orally; and/or

•  Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

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Investment Adviser
Pzena Investment Management, LLC
320 Park Avenue, 8th Floor
New York, New York 10022

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102

Legal Counsel
Sullivan & Worcester LLP
1633 Broadway, 32nd Floor
New York, New York 10019

Custodian
U.S. Bank N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, Wisconsin 53202

Distributor
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202

This report is intended for the shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus, To obtain a free prospectus, please call 1-844-PZN-1996 (1-844-796-1996).

ZP-ANNUAL

(b) Not Applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Mr. Joe D. Redwine and Ms. Michele Rackey are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant including the review of federal income tax returns, review of federal excise tax returns, review of state tax returns, if any, and assistance with calculation of required income, capital gain and excise distributions.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 2/28/2023	FYE 2/28/2022
(a) Audit Fees	$94,500	$88,600
(b) Audit-Related Fees	N/A	N/A
(c) Tax Fees	$18,000	18,000
(d) All Other Fees	N/A	N/A

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 2/28/2023	FYE 2/28/2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 2/28/2023	FYE 2/28/2022
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

(h) The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

(a) Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b) Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer/Principal Executive Officer and Vice President/Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)      /s/Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive Officer/Principal
Executive Officer

Date   5/3/23

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive Officer/Principal
Executive Officer

Date   5/3/23

By (Signature and Title)      /s/Kevin J. Hayden
Kevin J. Hayden, Vice President/Treasurer/Principal Financial
Officer

Date    5/3/23